EXHIBIT

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                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                                     Seller,

                           WASHINGTON MUTUAL BANK, FA

                    Mortgage Loan Seller and Master Servicer,

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                                    Trustee,
                                 ---------------

                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 2000

                                   relating to

                      WASHINGTON MUTUAL MORTGAGE LOAN TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-3





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
                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I

         DEFINITIONS..............................................................................................2
                  SECTION 1.01      CALCULATIONS RESPECTING MORTGAGE LOANS. .....................................25

ARTICLE II

         CONVEYANCE OF TRUST FUND;
         REPRESENTATIONS AND WARRANTIES..........................................................................25
                  SECTION 2.01      CONVEYANCE OF TRUST FUND.....................................................25
                  SECTION 2.02      ACCEPTANCE BY TRUSTEE........................................................28
                  SECTION 2.03      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER
                                    SERVICER AND MORTGAGE LOAN SELLER............................................29
                  SECTION 2.04      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                                    MORTGAGE LOAN SELLER WITH RESPECT TO THE MORTGAGE
                                    LOANS........................................................................31
                  SECTION 2.05      ISSUANCE OF CERTIFICATES.....................................................39
                  SECTION 2.06      REMIC PROVISIONS.............................................................39

ARTICLE III

         ADMINISTRATION AND SERVICING
         OF MORTGAGE LOANS.......................................................................................42
                  SECTION 3.01      SERVICING STANDARD...........................................................42
                  SECTION 3.02      ENFORCEMENT OF THE OBLIGATIONS OF SUB-SERVICERS..............................43
                  SECTION 3.03      TERMINATION OF THE RIGHTS OF SUB-SERVICERS...................................44
                  SECTION 3.04      LIABILITY OF THE MASTER SERVICER.............................................44
                  SECTION 3.05      RIGHTS OF THE SELLER AND THE TRUSTEE IN RESPECT OF THE
                                    MASTER SERVICER..............................................................44
                  SECTION 3.06      TRUSTEE TO ACT AS MASTER SERVICER............................................45
                  SECTION 3.07      COLLECTION OF MORTGAGE LOAN PAYMENTS.........................................45
                  SECTION 3.08      COLLECTION OF TAXES, ASSESSMENTS AND SIMILAR ITEMS;
                                    ESCROW ACCOUNTS..............................................................47
                  SECTION 3.09      PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT.............................48
                  SECTION 3.10      MAINTENANCE OF PRIMARY MORTGAGE INSURANCE POLICIES AND
                                    PMI POLICY; COLLECTIONS THEREUNDER...........................................49
                  SECTION 3.11      MAINTENANCE OF HAZARD INSURANCE AND OTHER INSURANCE..........................50
                  SECTION 3.12      ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION
                                    AGREEMENTS...................................................................52






                  SECTION 3.13      REALIZATION UPON DEFAULTED MORTGAGE LOANS....................................53
                  SECTION 3.14      TRUSTEE TO COOPERATE; RELEASE OF TRUSTEE MORTGAGE FILES......................55
                  SECTION 3.15      DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER
                                    SERVICER TO BE HELD FOR THE TRUSTEE FOR THE BENEFIT OF THE
                                    CERTIFICATEHOLDERS...........................................................56
                  SECTION 3.16      SERVICING COMPENSATION; COMPENSATING INTEREST................................56
                  SECTION 3.17      REPORTS TO THE SELLER; ACCOUNT STATEMENTS....................................57
                  SECTION 3.18      ANNUAL STATEMENT AS TO COMPLIANCE............................................57
                  SECTION 3.19      ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING
                                    REPORT.......................................................................58
                  SECTION 3.20      REPORTS TO TRUSTEE...........................................................58

ARTICLE IV

         ADMINISTRATION OF THE TRUST FUND........................................................................59
                  SECTION 4.01      CERTIFICATE ACCOUNT..........................................................59
                  SECTION 4.02      RESERVED.....................................................................60
                  SECTION 4.03      MONTHLY STATEMENTS TO CERTIFICATEHOLDERS.....................................60

ARTICLE V

         DISTRIBUTIONS TO CERTIFICATEHOLDERS.....................................................................63
                  SECTION 5.01      DISTRIBUTIONS GENERALLY......................................................63
                  SECTION 5.02      DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT...................................63
                  SECTION 5.03      ALLOCATION OF LOSSES.........................................................65
                  SECTION 5.04      MONTHLY ADVANCES BY THE MASTER SERVICER......................................67
                  SECTION 5.05      ADVANCES FOR ATTORNEYS' FEES.................................................67
                  SECTION 5.06      NONRECOVERABLE ADVANCES......................................................68
                  SECTION 5.07      ADVANCE PROCEDURES...........................................................68

ARTICLE VI

         THE CERTIFICATES........................................................................................69
                  SECTION 6.01      THE CERTIFICATES.............................................................69
                  SECTION 6.02      REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES........................70
                  SECTION 6.03      MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES............................72
                  SECTION 6.04      PERSONS DEEMED OWNERS........................................................73
                  SECTION 6.05      ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND
                                    ADDRESSES....................................................................73
                  SECTION 6.06      MAINTENANCE OF OFFICE OR AGENCY..............................................73
                  SECTION 6.07      BOOK-ENTRY CERTIFICATES......................................................73
                  SECTION 6.08      NOTICES TO CLEARING AGENCY...................................................74
                  SECTION 6.09      DEFINITIVE CERTIFICATES......................................................75







ARTICLE VII

         THE SELLER, MORTGAGE LOAN SELLER AND THE MASTER SERVICER................................................76
                  SECTION 7.01      LIABILITIES OF THE SELLER, MORTGAGE LOAN SELLER AND THE
                                    MASTER SERVICER..............................................................76
                  SECTION 7.02      MERGER OR CONSOLIDATION OF THE SELLER, THE MORTGAGE LOAN
                                    SELLER OR THE MASTER SERVICER................................................77
                  SECTION 7.03      LIMITATION ON LIABILITY OF THE SELLER, THE MASTER SERVICER
                                    AND OTHERS...................................................................78
                  SECTION 7.04      MASTER SERVICER NOT TO RESIGN................................................78
                  SECTION 7.05      ERRORS AND OMISSIONS INSURANCE; FIDELITY BONDS...............................78
                  SECTION 7.06      MORTGAGE LOAN SELLER AND MASTER SERVICER MAY OWN
                                    CERTIFICATES.................................................................79

ARTICLE VIII

         DEFAULT.................................................................................................80
                  SECTION 8.01      EVENTS OF DEFAULT............................................................80
                  SECTION 8.02      TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.....................................81
                  SECTION 8.03      NOTIFICATION TO CERTIFICATEHOLDERS...........................................83
                  SECTION 8.04      WAIVER OF EVENTS OF DEFAULT..................................................83

ARTICLE IX

         CONCERNING THE TRUSTEE..................................................................................84
                  SECTION 9.01      DUTIES OF TRUSTEE............................................................84
                  SECTION 9.02      CERTAIN MATTERS AFFECTING THE TRUSTEE........................................85
                  SECTION 9.03      TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS........................87
                  SECTION 9.04      TRUSTEE MAY OWN CERTIFICATES.................................................87
                  SECTION 9.05      TRUSTEE'S COMPENSATION AND EXPENSES..........................................87
                  SECTION 9.06      ELIGIBILITY REQUIREMENTS FOR TRUSTEE.........................................87
                  SECTION 9.07      RESIGNATION AND REMOVAL OF TRUSTEE...........................................88
                  SECTION 9.08      SUCCESSOR TRUSTEE............................................................88
                  SECTION 9.09      MERGER OR CONSOLIDATION OF TRUSTEE...........................................89
                  SECTION 9.10      APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE................................89
                  SECTION 9.11      OFFICE OF THE TRUSTEE........................................................91
                  SECTION 9.12      TAX RETURNS, 1934 ACT REPORTING, OTHER DATA..................................91

ARTICLE X

         TERMINATION.............................................................................................93
                  SECTION 10.01             TERMINATION UPON LIQUIDATION OR REPURCHASE OF ALL
                                            MORTGAGE LOANS.......................................................93






                  SECTION 10.02             PROCEDURE UPON OPTIONAL OR OTHER FINAL TERMINATION...................94
                  SECTION 10.03             ADDITIONAL TERMINATION REQUIREMENTS..................................95

ARTICLE XI

         MISCELLANEOUS PROVISIONS................................................................................96
                  SECTION 11.01             AMENDMENT............................................................96
                  SECTION 11.02             RECORDATION OF AGREEMENT; COUNTERPARTS...............................97
                  SECTION 11.03             GOVERNING LAW........................................................98
                  SECTION 11.04             INTENTION OF PARTIES.................................................98
                  SECTION 11.05             NOTICES..............................................................99
                  SECTION 11.06             SEVERABILITY OF PROVISIONS..........................................100
                  SECTION 11.07             LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS..........................100
                  SECTION 11.08             CERTIFICATES NONASSESSABLE AND FULLY PAID...........................101


EXHIBIT A         FORM OF CLASS A CERTIFICATE
EXHIBIT B         FORM OF CLASS M-1, M-2 AND M-3 CERTIFICATE
EXHIBIT C         FORM OF CLASS B-1, B-2 AND B-3 CERTIFICATE
EXHIBIT D         FORM OF CLASS R CERTIFICATE
EXHIBIT E         SCHEDULE OF MORTGAGE LOANS
EXHIBIT F-1       FORM OF INITIAL LOAN LIST CERTIFICATION
EXHIBIT F-2       FORM OF INITIAL CERTIFICATION OF TRUSTEE
EXHIBIT F-3       FORM OF FINAL CERTIFICATION OF TRUSTEE
EXHIBIT G         FORM OF REQUEST FOR RELEASE
EXHIBIT H         FORM OF RULE 144A TRANSFER CERTIFICATE
EXHIBIT I         FORM OF ERISA TRANSFER AFFIDAVIT
EXHIBIT J-1       FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)
EXHIBIT J-2       FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)
EXHIBIT K         FORM OF NOTE ALLONGE
EXHIBIT L         PMI POLICY FROM PMI INSURER

         THIS POOLING AND SERVICING AGREEMENT, dated as of December 1, 2000, is hereby executed by and among STRUCTURED ASSET MORTGAGE INVESTMENTS INC., a Delaware corporation, as seller (the "Seller"), WASHINGTON MUTUAL BANK, FA ("Washington Mutual"), in its capacity as mortgage loan seller (the "Mortgage Loan Seller") and in its capacity as master servicer (the "Master Servicer"), and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., a national banking association, as trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined herein will have the meanings assigned to them in Article I below.

                              PRELIMINARY STATEMENT

         The Seller has acquired the Mortgage Loans from the Mortgage Loan Seller on the Closing Date pursuant to the Mortgage Loan Purchase Agreement and is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. The Seller has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund in exchange for the Certificates.

         All covenants and agreements made by the Seller, the Mortgage Loan Seller, the Master Servicer and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit and security of the Certificateholders. The Seller, the Mortgage Loan Seller and the Master Servicer are entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         The Trustee on behalf of the Trust shall make an election for the assets constituting the Trust Fund to be treated for federal income tax purposes as a REMIC. On the Closing Date, all the Classes of Certificates (other than the Class R Certificates) will be designated "regular interests" in the REMIC and the Class R Certificates will be designated the "residual interest" in the REMIC.

         As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance of $1,996,677,711.

         The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders under the Mortgage Loan Purchase Agreement and this Agreement. However, the Mortgage Loan Seller and the Seller will hereunder absolutely assign, and as a precautionary matter grant a security interest in and to, its rights, if any, in the Trust Fund and the Mortgage Loans to the Trustee on behalf of Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

                          W I T N E S S E T H T H A T:

         In consideration of the mutual agreements herein contained, the Seller, the Master Servicer, the Mortgage Loan Seller and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         1933 ACT:  The Securities Act of 1933, as amended.

         1934 ACT:  The Securities Exchange Act of 1934, as amended.

         ACCRUAL PERIOD: With respect to any Distribution Date and any Class of Certificates, the calendar month immediately preceding the month of such Distribution Date.

         ACCRUED CERTIFICATE INTEREST: For any Certificate for any Distribution Date, will equal the interest accrued during the related Accrual Period at the applicable Pass-Through Rate on the Current Principal Amount of such Certificate immediately prior to such Distribution Date less (i) in the case of a Senior Certificate, such Certificate's share of any Net Interest Shortfall from the Mortgage Loans and the interest portion of any Realized Losses on the Mortgage Loans allocated thereto and (ii) in the case of a Subordinate Certificate, such Certificate's share of any Net Interest Shortfall and the interest portion of any Realized Losses on the Mortgage Loans allocated thereto. Such Net Interest Shortfalls will be allocated among the Certificates in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. The interest portion of Realized Losses for the Mortgage Loans will be allocated sequentially, in the following order, to the Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates, and then to the Class A Certificates. Accrued Certificate Interest is calculated on the basis of a 360-day year consisting of twelve 30-day months. No Accrued Certificate Interest will be payable with respect to any Class of Certificates after the Distribution Date on which the outstanding Current Principal Amount of such Certificate has been reduced to zero.

         ADVERSE REMIC EVENT:  As defined in Section 2.06(f).

         AGGREGATE EXPENSE RATE: The sum of the Servicing Fee Rate, the PMI Insurance Premium Rate (if applicable) and the Trustee Fee Rate.

         AGGREGATE LOAN BALANCE: The aggregate of the Scheduled Principal Balances of all Mortgage Loans at the date of determination.

         AGGREGATE VOTING INTERESTS: The aggregate of the Voting Interests of all Certificates under this Agreement.

         AGREEMENT: This Pooling and Servicing Agreement and any and all exhibits, amendments or supplements hereto.

         APPRAISED VALUE: The appraised value of the Mortgaged Property based upon the appraisal made for the originator at the time of the origination of the related Mortgage Loan or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or with respect to any Mortgage Loan that represents a refinancing, the lower of the appraised value at origination or the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.

         ASSIGNMENT: An assignment from the Mortgage Loan Seller, in blank, of the Mortgage, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect, if recorded, of record the absolute sale and assignment of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect. An assignment shall include all applicable recording information, unless the related original Mortgage has been delivered for recording to the appropriate public recording office but has not yet been returned to the Mortgage Loan Seller.

         BANKRUPTCY CODE: The United States Bankruptcy Code, as amended from time to time (11 U.S.C.).

         BENEFICIAL HOLDER: A Person holding a beneficial interest in any Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate.

         BLOOMBERG:  Bloomberg L.P.

         BOOK-ENTRY CERTIFICATES: The Class A, Class M-1, Class M-2 or Class M-3 Certificates, ownership and transfers of which shall be made through book entries, as described in Section 6.07.

         BUSINESS DAY: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York or the state in which the Master Servicer or the Corporate Trust Office are located are authorized or obligated by law or executive order to be closed.

         CASH LIQUIDATION: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         CERTIFICATE: Any Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R Certificate executed and authenticated by the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits hereto.

         CERTIFICATE ACCOUNT: The separate account or accounts created and maintained by the Trustee pursuant to Section 4.01, in the name of the Trustee for the benefit of the Certificateholders for deposit of payments and collections in respect of the Mortgage Loans pursuant to Section 4.01 hereof, which account or accounts must be an Eligible Account or Accounts.

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         CERTIFICATE REGISTER: The register maintained pursuant to Section
6.02(a) hereof.

         CERTIFICATEHOLDER OR HOLDER: The Person in whose name a Certificate is registered in the Certificate Register.

         CLASS: Collectively, all of the Certificates bearing the same designation.

         CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to:

         (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Remittance Amount for that Distribution Date after distribution of the Senior, Class M-1, Class M-2 and Class M-3 Principal Distribution Amount, or

         (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (I) the remaining Principal Remittance Amount for that Distribution Date after distribution of the Senior, Class M-1, Class M-2 and Class M-3 Principal Distribution Amount; and

                  (II) the excess of (A) the sum of (1) the aggregate Current Principal Amount of the Senior, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Senior, Class M-1, Class M-2 and Class M-3 Principal Distribution Amount for that Distribution Date) and (2) the Current Principal Amount of the Class B-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 99.50% and (2) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period and (y) the amount, if any, by which (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period exceeds
                  (b) the initial Current Principal Amount of the Class B-3 Certificates.

         CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to:

         (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Remittance Amount for that Distribution Date after distribution of the Senior, Class M-1, Class M-2, Class M-3 and Class B-1 Principal Distribution Amount, or

         (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (I) the remaining Principal Remittance Amount for that Distribution Date after distribution of the Senior, Class M-1, Class M-2, Class M-3 and Class B-1 Principal Distribution Amount; and

                  (II) the excess of (A) the sum of (1) the aggregate Current Principal Amount of the Senior, Class M-1, Class M-2, Class M-3 and Class B-1 Certificates (after taking into account the payment of the Senior, Class M-1, Class M-2, Class M-3 and Class B-1 Principal Distribution Amount for that Distribution
                  Date) and (2) the Current Principal Amount of the Class B-2 Certificates immediately prior to that Distribution Date over
                  (B) the lesser of (x) the product of (1) 99.70% and (2) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period and (y) the amount, if any, by which (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period exceeds (b) the initial Current Principal Amount of the Class B-3 Certificates.

         CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to:

         (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Remittance Amount for that Distribution Date after distribution of the Senior Principal Distribution Amount, or

         (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (I) the remaining Principal Remittance Amount for that Distribution Date after distribution of the Senior Principal Distribution Amount; and

                  (II) the excess of (A) the sum of (1) the aggregate Current Principal Amount of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount for that Distribution Date) and (2) the Current Principal Amount of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 97.00% and (2) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period and (y) the amount, if any, by which (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period exceeds (b) the initial Current Principal Amount of the Class B-3 Certificates.

         CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to:

         (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Remittance Amount for that Distribution Date after distribution of the Senior Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or

         (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (I) the remaining Principal Remittance Amount for that Distribution Date after distribution of the Senior Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

                  (II) the excess of (A) the sum of (1) the aggregate Current Principal Amount of the Senior and Class M-1 Certificates (after taking into account the payment of the Senior Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the Current Principal Amount of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 98.30% and (2) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period and (y) the amount, if any, by which (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period exceeds (b) the initial Current Principal Amount of the Class B-3 Certificates.

         CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to:

         (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Remittance Amount for that Distribution Date after distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amount, or

         (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (I) the remaining Principal Remittance Amount for that Distribution Date after distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amount; and

                  (II) the excess of (A) the sum of (1) the aggregate Current Principal Amount of the Senior, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Senior, Class M-1 and Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the Current Principal Amount of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of
                  (1) 99.00% and (2) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period and (y) the amount, if any, by which (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period exceeds (b) the initial Current Principal Amount of the Class B-3 Certificates.

         CLEARING AGENCY: An organization registered as a "clearing agency" pursuant to Section 17A of the 1934 Act, which initially shall be DTC.

         CLOSING DATE:  December 21, 2000.

         CODE:  The Internal Revenue Code of 1986, as amended.

         COMPENSATING INTEREST: With respect to any Distribution Date, an amount equal to interest shortfalls resulting from Principal Prepayments in Full by a Mortgagor during the related Prepayment Period, but not more than the lesser of
(x) one-twelfth of 0.25% of the aggregate Scheduled Principal

Balance of the Mortgage Loans immediately preceding such Distribution Date and
(y) the sum of the Servicing Fee to which the Master Servicer is entitled on such Distribution Date.

         CORPORATE TRUST OFFICE: The designated office of the Trustee in the State of California at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934 Attention: Washington Mutual Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2000-3.

         CURRENT PRINCIPAL AMOUNT: For any Certificate as of any Distribution Date will equal such Certificate's Initial Current Principal Amount on the Closing Date, as increased by any Deferred Interest allocated thereto pursuant to Section 5.02(d), and as reduced by (i) all amounts distributed on previous Distribution Dates on such Certificate on account of principal, (ii) the principal portion of all Realized Losses previously allocated to such Certificate (taking account of its applicable Loss Allocation Limitation) and
(iii) in the case of a Subordinate Certificate, such Certificate's pro rata share, if any, of the Subordinate Certificate Writedown Amount for previous Distribution Dates. With respect to any Class of Certificates, the Current Principal Amount thereof will equal the sum of the Current Principal Amounts of all Certificates in such Class.

         CURTAILMENT: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         CUSTODIAL ACCOUNT: The deposit account or accounts created and maintained by the Master Servicer pursuant to Section 3.07(b) hereof in a depository institution which may be the Master Servicer for the benefit of the Certificateholders, which account or accounts must be Eligible Accounts.

         CUT-OFF DATE:  December 1, 2000.

         CUT-OFF DATE AGGREGATE LOAN BALANCE: The Aggregate Loan Balance as of the Cut-off Date.

         DEBT SERVICE REDUCTION: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         DEFERRED INTEREST: With respect to each Mortgage Loan and each related Due Date, the excess, if any, of the amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date over the amount of interest included in the Monthly Payment payable on such Due Date.

         DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

         DEFINITIVE CERTIFICATE: A Certificate of any Class issued in definitive, fully registered, certificated form.

         DELETED MORTGAGE LOAN: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

         DELIVERED: With respect to any Eligible Investment, when the steps applicable to such item as specified below are completed:

                  (i) if such item is an instrument, delivering such instrument to the Trustee endorsed to the Trustee or its nominee or custodian or endorsed in blank;

                  (ii) if such item is a certificated security, delivering such certificated security to the Trustee in bearer form or in registered form issued to the Trustee or endorsed to the Trustee or its nominee or custodian or endorsed in blank by an effective endorsement;

                  (iii) if such item is a security entitlement other than a United States Security Entitlement, causing a securities intermediary (who shall maintain the related financial asset in a quantity corresponding to the aggregate of all security entitlements it has established with respect to such financial asset) to indicate by book entry that such security entitlement has been credited to a securities account of the Trustee or its nominee or custodian with such securities intermediary;

                  (iv) if such item is a United States Security Entitlement, causing a securities intermediary (who shall maintain the related financial asset in a quantity corresponding to the aggregate of all security entitlements it has established with respect to such financial asset) to indicate by book entry that such United States Security Entitlement has been credited to a securities account of the Trustee or its nominee or custodian with such securities intermediary;

                  (v) if such item is a securities account, causing the securities intermediary to indicate by book entry that all security entitlements carried in the securities account have been credited to such securities account and such securities account is in the name of the Trustee or its nominee or custodian with such securities intermediary; and

                  (vi) if such item is an uncertificated security, causing the issuer of such uncertificated security to register the Trustee or its nominee or custodian as the registered owner of such uncertificated security.

         DEPOSITORY AGREEMENT: The Letter of Representation by and among DTC, the Seller and the Trustee with respect to the Book-Entry Certificates.

         DETERMINATION DATE: The 18th day (or if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day) of the month of the related Distribution Date.

         DISQUALIFIED ORGANIZATION: Either (i) the United States, (ii) any state or political subdivision thereof, (iii) any foreign government, (iv) any international organization, (v) any agency or instrumentality of any of the foregoing, (vi) any tax-exempt organization (other than a cooperative described in section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by section 511 of the Code, (vii) any organization described in section 1381(a)(2)(C) of the Code, or (viii) any "electing large partnership" described in section 775 of the Code, or (ix) any other entity designated as a Disqualified Organization by relevant legislation amending the REMIC Provisions and in effect at or proposed to be effective as of the time of the determination. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

         DISTRIBUTION DATE: The 25th day of each month or, if such 25th day is not a Business Day the next succeeding Business Day, commencing in January 2001.

         DOWNGRADE EVENT: The date upon which the long-term unsecured debt rating of Washington Mutual is downgraded by Moody's below "A2," by S&P below "A-" and by Fitch below A.

         DTC:  The Depository Trust Company.

         DUE DATE: The date specified in the Mortgage Note on which Monthly Payments are due.

         DUE PERIOD: With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

         ELIGIBLE ACCOUNT: Either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company (which may be the Master Servicer or an affiliate of the Master Servicer or which may be the Trustee or an affiliate of the Trustee) the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated by each Rating Agency in its highest short-term rating category, provided that so long as Washington Mutual is the Master Servicer, any account maintained with the Master Servicer shall be an Eligible Account if the long-term unsecured debt obligations of Washington Mutual are rated "A2" by Moody's or "A-" by S&P, (ii) an account or accounts the deposits in which are fully insured by the FDIC, provided that any such deposits not so insured shall be otherwise maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and the Rating Agencies) the applicable Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company with which such account is maintained, (iii) a trust account or accounts maintained with the Trustee or the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity, provided that any such state chartered depository institution is subject to regulation regarding funds on deposit substantially similar to the regulations set forth in 12 C.F.R.ss.9.10(b) or (iv) any account maintained at any Federal Home Loan Bank.

         ELIGIBLE INVESTMENTS: At any time, any one or more of the following obligations, instruments and securities:

                  (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term rating of Moody's, S&P and Fitch, and will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Certificates by each applicable Rating Agency;

                  (iii) commercial paper (having original maturities of not more than 270 days) which is then rated in the highest commercial paper rating category of Moody's, S&P and Fitch, and will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Certificates by each applicable Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances (in each case having maturities of not more than 365 days) issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term debt obligations of such depository institution or trust company (or in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the commercial paper or long-term debt obligations of such holding company) are then rated in the highest rating category of Moody's, S&P and Fitch, in the case of commercial paper, and in one of the two highest rating categories in the case of long-term debt obligations, and will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Certificates by each applicable Rating Agency, and, in the case of short-term debt obligations which have maturities of 30 days or less, the highest rating assigned by each Rating Agency;

                  (v) repurchase obligations with respect to any security described in (i) and (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

                  (vi) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment or contractual commitment providing for such investments are then rated in the highest rating category of each Rating Agency or in such lower rating category as will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Certificates by each applicable Rating Agency; and

                  (vii) units of taxable money-market portfolios rated in the highest rating category by Moody's and S&P and not restricted to obligations issued or guaranteed by any agency or instrumentality of the United States or entities whose obligations are backed by the full faith and credit of the United States and repurchase agreements collateralized by such obligations.

PROVIDED, that (A) such obligation or security is held for a temporary period pursuant to Treasury Regulations Section 1.860G-2(g)(1), and (B) Eligible Investments shall include only such obligations or securities that are payable on demand or mature on or before the (i) Business Day immediately preceding the next Distribution Date with respect to amounts on deposit in the Certificate Account (except for Eligible Investments described in clauses (iii) and (iv) of this definition which may mature on the Distribution Date) and (ii) the second Business Day immediately preceding the next Distribution Date with respect to amounts on deposit in the Custodial Account. In addition, no Eligible Investment which incorporates a penalty for early withdrawal will be used unless the maturity of such Eligible Investment is on or before the Business Day immediately preceding the next Distribution Date.

         ERISA-RESTRICTED CERTIFICATE: Any Class B-1, Class B-2, Class B-3 and Class R Certificate.

         ESCROW ACCOUNT:  As defined in Section 3.08.

         EVENT OF DEFAULT:  As defined in Section 8.01 hereof.

         FANNIE MAE: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         FINAL DISTRIBUTION DATE: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 10.03.

         FITCH:  Fitch, Inc. or any successor thereto.

         FREDDIE MAC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         GROSS MARGIN: The fixed percentage set forth in the related Mortgage Note that is added to the related Index in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan, as modified pursuant to Section 3.01(d) hereof.

         INDEX: One-Month MTA as specified in the related Mortgage Note for calculation of the Mortgage Rate thereof, as modified pursuant to Section 3.01(d) hereof.

         INDIRECT PARTICIPANTS: Entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

         INITIAL CURRENT PRINCIPAL AMOUNT: With respect to the Class A Certificates in the aggregate, $1,951,752,300.00. With respect to the Class R Certificates in the aggregate, $100.00. With respect to the Class M-1 Certificates in the aggregate, $14,975,100.00. With respect to the Class M-2 Certificates in the aggregate, $12,978,400.00. With respect to the Class M-3 Certificates in the aggregate, $6,988,400.00. With respect to the Class B-1 Certificates in the aggregate, $4,991,700.00. With respect to the Class B-2 Certificates in the aggregate, $1,996,600.00. With respect to the Class B-3 Certificates in the aggregate, $2,995,110.75. With respect to any single Certificate, the Initial Current Principal Amount as stated on the face thereof.

         INSURANCE PROCEEDS: Amounts paid pursuant to any insurance policy with respect to a Mortgage Loan that have not been used to restore the related property or to reimburse certain expenses.

         INTEREST REMITTANCE AMOUNT: With respect to any Distribution Date, the sum of (i) all interest collected (other than Payaheads) or advanced in respect of Monthly Payments on the Mortgage Loans during the related Due Period, less
(x) the Servicing Fee, the PMI Insurance Premium (if applicable) and the Retained Interest with respect to the Mortgage Loans, (y) unreimbursed Monthly Advances to the extent allocable to interest and (z) other amounts due to the Master Servicer with respect to the Mortgage Loans, to the extent allocable to interest, (ii) any Compensating Interest paid by the Master Servicer with respect to the Mortgage Loans with respect to the related Prepayment Period,
(iii) the portion of any Replacement Amount paid with respect to Replacement Mortgage Loans during the related Prepayment Period allocable to interest and
(iv) all Liquidation Proceeds, Insurance Proceeds and other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to interest, as reduced by unreimbursed interest Monthly Advances and other amounts due the Master Servicer, to the extent allocable to interest.

         LATEST POSSIBLE MATURITY DATE: The latest possible maturity date for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations is the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date in the Trust Fund.

         LIQUIDATED LOAN: With respect to any Distribution Date, a Mortgage Loan which, as of the close of business on the Business Day next preceding the related Determination Date, (a) has been liquidated through deed in lieu of foreclosure, sale in foreclosure, trustee's sale or other realization as provided by applicable law of real property subject to the related Mortgage and any security agreements or (b) with respect to which payment under related private mortgage insurance or hazard insurance and/or from any public or governmental authority on account of a taking or condemnation of any such property has been received; provided, however, that any REO Property shall not be treated as a Liquidated Loan until such property has been finally liquidated.

         LIQUIDATION EXPENSES: Customary and reasonable "out of pocket" expenses incurred by the Master Servicer (or the related Sub-Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Master Servicer (or the related Sub-Servicer) under a Primary Mortgage Insurance Policy for reasons other than the Master Servicer's failure to comply with Section 3.10 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Master Servicer pursuant to Section 3.11 hereof respecting the related Mortgage to the extent not previously reimbursed under any hazard insurance policy for reasons other than the Master Servicer's failure to comply with Section 3.11 hereof and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation.

         LIQUIDATION PROCEEDS: Amounts other than Insurance Proceeds received in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property.

         LOAN-TO-VALUE RATIO: As of any date, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property or, in the case of a Replacement Mortgage Loan, the appraised value of the related Mortgaged Property as of the date of its origination.

         LOSS ALLOCATION LIMITATION: As defined in Section 5.03(b).

         MASTER SERVICER: Washington Mutual Bank, FA or any successor under the terms of this Agreement.

         MASTER SERVICER ADVANCE DATE:  As defined in Section 5.07(a) hereof.

         MASTER SERVICER MORTGAGE FILE: All documents pertaining to a Mortgage Loan not required to be included in the Trustee Mortgage File and held by the Master Servicer or any Sub-Servicer.

         MONTHLY ADVANCE: The aggregate of the advances made by or on behalf of the Master Servicer with respect to any Distribution Date pursuant to Section
5.04 hereof.

         MONTHLY PAYMENT: With respect to any Mortgage Loan and any month, the scheduled payment on such Mortgage Loan which is allocated to principal (if any) and interest due during such month as calculated pursuant to the terms of the related Mortgage Note.

         MOODY'S:  Moody's Investors Service, Inc. or any successor thereto.

         MORTGAGE: The mortgage, deed of trust or other instrument creating a first lien on a fee simple or leasehold estate in real property securing a Mortgage Note.

         MORTGAGE FILE: For each Mortgage Loan, the Trustee Mortgage File and the Master Servicer Mortgage File.

         MORTGAGE LOAN: Each of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund, evidenced by a

Mortgage Note and secured by a Mortgage, the mortgage loans so held being identified in the Mortgage Loan Schedule, as amended from time to time.

         MORTGAGE LOAN PURCHASE AGREEMENT: The Mortgage Loan Purchase Agreement, dated as of December 1, 2000, by and among the Seller and the Mortgage Loan Seller, pursuant to which the Seller purchased the Mortgage Loans from the Mortgage Loan Seller.

         MORTGAGE LOAN REPURCHASE PRICE: The price, calculated as set forth in
Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

         MORTGAGE LOAN SCHEDULE: The list of Mortgage Loans transferred to the Trustee as part of the Trust Fund for the Certificates and from time to time subject to this Agreement (as from time to time amended by the Master Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement), attached hereto as Exhibit E, setting forth the following information with respect to each Mortgage Loan:

                  (i) the loan number;

                  (ii) the city, state and zip code for each Mortgaged Property;

                  (iii) the original term to maturity;

                  (iv) the remaining term to maturity as of the Cut-off Date;

                  (v) the original principal balance;

                  (vi) the Scheduled Principal Balance as of the Cut-off Date;

                  (vii) the Mortgage Rate;

                  (viii) the Servicing Fee Rate;

                  (ix) the first Due Date;

                  (x) the Monthly Payment in effect as of the Cut-off Date;

                  (xi) the Loan-to-Value Ratio at origination;

                  (xii) the Appraised Value of the Mortgaged Property;

                  (xiii) a code indicating whether the Mortgaged Property is either (a) a detached single-family dwelling or a de minimis planned unit development, (b) a condominium unit or a dwelling in a planned unit development, or (c) a two- to four-family residential property;

                  (xiv) a code indicating whether the Mortgaged Property at the time of origination was represented to be owner-occupied;

                  (xv) the purpose for which the financing was made; and

                  (xvi) whether the Mortgage Loan is covered by the PMI Policy.

         Such schedule shall also set forth the total of the amounts described under (vi) above for all of the Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall also be in a computer-readable format acceptable to the Trustee.

         MORTGAGE LOAN SELLER: Washington Mutual Bank, FA or its successor in interest.

         MORTGAGE NOTE: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan, including a lost note affidavit with a copy of the related note.

         MORTGAGE RATE: The annual rate of interest borne by a Mortgage Note, which is set forth in the related Mortgage Note.

         MORTGAGED PROPERTY:  The underlying property securing a Mortgage Loan.

         MORTGAGOR:  Each obligor on a Mortgage Note.

         MORTGAGOR PREPAYMENTS:  Prepayments in Full or Curtailments.

         NEGATIVE AMORTIZATION LIMIT: On any date of determination, with respect to a Mortgage Loan, the ratio of the unpaid principal balance of such Mortgage Loan to the original principal amount of such Mortgage Loan.

         NET INTEREST SHORTFALLS: The sum of (i) Net Prepayment Interest Shortfalls, (ii) Relief Act Shortfalls and (iii) Deferred Interest.

         NET LIQUIDATION PROCEEDS: With respect to any Liquidated Mortgage Loan, the related Liquidation Proceeds net of (i) Liquidation Expenses and (ii) any unreimbursed Monthly Advances or other servicing advances, if any, received and retained in connection with the liquidation of such Mortgage Loan.

         NET MORTGAGE RATE: As to each Mortgage Loan, a rate per annum equal to the Mortgage Rate minus the Aggregate Expense Rate and the Retained Interest Rate.

         NET PREPAYMENT INTEREST SHORTFALL: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan secured by an REO Property) that was the subject of a Principal Prepayment during the related Prepayment Period by the Mortgagor, an amount equal to the excess of (a) one month's interest at the Mortgage Rate on the Principal Balance of such Mortgage Loan before taking into account such Principal Prepayment over (b) the sum of (i) the amount of interest paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment and (ii) the Compensating Interest payable by the Master Servicer on such Distribution Date.

         NON-PERMITTED FOREIGN HOLDER:  As defined in Section 6.02(g).

         NONRECOVERABLE ADVANCE: The portion of any Monthly Advance or any other advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not or, in the case of a current delinquency, would not be, ultimately recoverable by the Master Servicer from Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses) with respect to the related Mortgage Loan.

         NON-U.S. PERSON:  Any Person other than a U.S. Person.

         OFFERING DOCUMENTS: Any prospectus (including any prospectus supplement) or private placement memorandum relating to the offering and sale of the Certificates.

         OFFICERS' CERTIFICATE: A certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, a Vice Chair, a Group President, an Executive Vice President, a Senior Executive Vice President, Senior Vice President, a Vice President, or other authorized officer, and by the Treasurer, the Secretary, or one of the Assistant Vice Presidents, Assistant Treasurers or Assistant Secretaries of the Seller, the Mortgage Loan Seller, the Master Servicer, as the case may be, or in the case of the Trustee, a Responsible Officer, and delivered to the Seller, the Mortgage Loan Seller, the Master Servicer or the Trustee, as required by this Agreement.

         ONE-YEAR MTA: Except as provided in Section 3.01(d), the index used to determine the Mortgage Rate for each Mortgage Loan, which is a per annum rate equal to the twelve-month average, determined by adding together the annual yields for the most recently available twelve months and dividing by 12, of the annual yields on actively traded United States Treasury Securities adjusted to a constant maturity of one year as publicized by the Federal Reserve Board in the Federal Reserve Statistical Release entitled "Selected Interest Rates (G.13)" as most recently available as of the date fifteen days prior to the interest rate adjustment date on such Mortgage Loan.

         OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Seller or the Master Servicer, reasonably acceptable to the Trustee. With respect to any opinion dealing with the definition of Eligible Account in this Article I, Sections 2.04 or 7.04 hereof or with the qualification of a REMIC or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Seller and the Master Servicer, (ii) not have any direct financial interest in the Seller or the Master Servicer or in any affiliate of either of them and (iii) not be connected with the Seller or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         OPTIONAL TERMINATION: The purchase of the Mortgage Loans pursuant to
Section 10.01(a).

         OPTIONAL TERMINATION DATE: The date fixed by the Master Servicer for the purchase of the Mortgage Loans pursuant to Section 10.01.

         OUTSTANDING MORTGAGE LOAN: As to any date of determination, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such date of determination pursuant to Section 2.02 or 2.04.

         PARTICIPANT: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

         PASS-THROUGH RATE: With respect to each Class of Certificates, the weighted average of the Net Mortgage Rates on the Mortgage Loans, weighted on the Scheduled Principal Balances thereof.

         PAYAHEAD: With respect to any Mortgage Loan and any Due Date therefor, any Monthly Payment received by the Master Servicer during any Due Period in addition to the Monthly Payment due on such Due Date, intended by the related Mortgagor to be applied on a subsequent Due Date.

         PERCENTAGE INTEREST: The percentage interest (which may be expressed as a fraction) evidenced by any Certificate, which (a) in the case of each Class of the Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, is equal to a fraction, the numerator of which is the initial Current Principal Amount of such Certificate, and the denominator of which is equal to the initial Current Principal Amount of all Certificates of the same Class and (b) in the case of the Class R Certificates, shall be 100%.

         PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government, or any agency or political subdivision thereof.

         PLACEMENT AGENTS: Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation and Greenwich Capital Markets, Inc.

         PLAN: Any Person which is an employee benefit plan subject to ERISA or a plan subject to section 4975 of the Code.

         PLAN ASSET REGULATIONS: The Department of Labor regulations set forth in 29 C.F.R. 2510.3-101.

         PMI INSURANCE PREMIUM: The premium for the PMI Policy, equal to one month's interest on Scheduled Principal Balance of the Mortgage Loans covered by the PMI Policy as of the Cut-off Date at the PMI Insurance Premium Rate, payable by the Master Servicer on each Servicer Remittance Date from amounts on deposit in the Custodial Account in accordance with Section 3.09(b)(i) of this Agreement.

         PMI INSURANCE PREMIUM RATE: With respect to any Mortgage Loan covered by the PMI Policy, the rate at which the premium on the PMI Policy accrues, which is 0.17% per annum.

         PMI INSURER: Mortgage Guaranty Insurance Corporation, or a successor appointed in accordance with Section 3.10(d) of this Agreement.

         PMI POLICY: The primary guarantee insurance policy of the PMI Insurer attached hereto as Exhibit L, or any successor PMI Policy.

         PREPAYMENT PERIOD: With respect to any Distribution Date, the calendar month prior to the month in which such Distribution Date occurs.

         PRIMARY MORTGAGE INSURANCE POLICY: Each primary policy of mortgage guaranty insurance with respect to the Mortgage Loans or any replacement policy therefor, other than the PMI Policy.

         PRINCIPAL PREPAYMENT: Any Mortgagor payment or other recovery of principal on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, that is received in advance of its scheduled Due Date other than a Payahead.

         PRINCIPAL PREPAYMENT IN FULL: Any Principal Prepayment made by a Mortgagor of the Scheduled Principal Balance of a Mortgage Loan.

         PRINCIPAL REMITTANCE AMOUNT: With respect to any Distribution Date, the sum of (i) all principal collected (other than Payaheads) or advanced in respect of Monthly Payments on the Mortgage Loans during the related Due Period, (ii) all Principal Prepayments in Full or Curtailments received during the related Prepayment Period, (iii) the outstanding principal balance of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period,
(iv) the portion of any Replacement Amount paid during the related Prepayment Period allocable to principal, (v) all Net Liquidation Proceeds, Insurance Proceeds and other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, as reduced, in each case to the extent applicable, by unreimbursed Monthly Advances and other amounts due to the Master Servicer or the Trustee, to the extent allocable to principal as determined by the Master Servicer, and (vi) any amounts received by the Trustee from the Mortgage Loan Seller or Master Servicer for deposit to the Certificate Account pursuant to Section 7.01(e).

         PURCHASE PRICE: With respect to any Mortgage Loan required to be purchased by the Mortgage Loan Seller or Master Servicer pursuant to Section 2.01, 2.02, 2.04 or 3.12 the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest to the next Due Date on the Mortgage Loan at a rate equal to the Net Mortgage Rate and (iii) the amount of any unreimbursed Monthly Advances and other advances made by the Master Servicer with respect to such Mortgage Loan and reimbursable to the Master Servicer hereunder; provided, however, that if the Master Servicer shall so choose, the Purchase Price with respect to any Mortgage Loan purchased by the Master Servicer may be net of advances that would otherwise be reimbursable to the Master Servicer and the Master Servicer shall have no further entitlement to reimbursement for such advances. With respect to any Mortgage Loan required or allowed to be purchased, the Master Servicer or Mortgage Loan Seller, as applicable, shall deliver to the Trustee an Officers' Certificate as to the calculation of the Purchase Price.

         QUALIFIED INSURER: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each other state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed by the insurance regulatory authority of the state of its principal place of business and, to the extent required by applicable law, each such other state, to transact a mortgage guaranty insurance business in such state and each such other state and to write the insurance provided by the insurance policy issued by it and approved as an insurer by Freddie Mac or Fannie Mae and whose claims-paying ability will not adversely affect the rating on the Certificates.

         RATING AGENCY: Each of Moody's, S&P and Fitch or any successor thereto.

         REALIZED LOSS: An amount determined by the Master Servicer and evidenced by an Officers' Certificate delivered to the Trustee, in connection with any Mortgage Loan equal to (a) with respect to any Liquidated Loan, the excess of the principal balance of such Liquidated Loan plus interest thereon at a rate equal to the applicable Net Mortgage Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such liquidation over proceeds, if any, received in connection with such liquidation, after application of all withdrawals permitted to be made by the Master Servicer from the related Custodial Account with respect to such Mortgage Loan, (b) with respect to any Mortgage Loan which has become the subject of a Deficient Valuation, the excess of the principal balance of the Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation, (c) with respect to any Mortgage Loan which has become the subject of a Debt Service Reduction, the present value of all monthly Debt Service Reductions on such Mortgage Loan, assuming that the Mortgagor pays each Monthly Payment on the applicable Due Date and that no Principal Prepayments are received with respect to such Mortgage Loan, discounted monthly at the applicable Mortgage Rate or (d) the amount of any reduction by the Master Servicer to the principal balance of such Mortgage Loan pursuant to Section 3.01(c) hereof. In determining whether a Realized Loss is a Realized Loss of principal, Liquidation Proceeds shall be allocated, first, to payment of expenses related to such Liquidated Mortgage Loan, then to accrued unpaid interest and finally to reduce the principal balance of the Mortgage Loan.

         RECORD DATE: With respect to each Distribution Date, the close of business on the last Business Day of the month preceding the month in which the related Distribution Date occurs.

         REFERENCE BANKS:  As defined in Section 4.02(c).

         RELIEF ACT: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         RELIEF ACT SHORTFALLS: With respect to any Distribution Date and any Mortgage Loan, the amount of any interest that is not collectible from the Mortgagor during the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time.

         REMIC: A "real estate mortgage investment conduit", within the meaning of Section 860D of the Code.

         REMIC PROVISIONS: Provisions of the federal income tax law relating to REMICs, which appear at Section 860A through 860G of the Subchapter M of Chapter 1 of the Code and related provisions, and regulations (including proposed regulations, rulings and administrative pronouncements) promulgated thereunder, as the foregoing may be in effect from time to time.

         REO ACQUISITION: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.13.

         REO DISPOSITION: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO PROPERTY: Any Mortgaged Property acquired by or in the name of the Trustee for the benefit of the Certificateholders in foreclosure or by deed-in-lieu of foreclosure or otherwise treated as having been so acquired pursuant to the REMIC Provisions.

         REO PROCEEDS: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property).

         REPLACEMENT AMOUNT: As defined in the definition of Replacement Mortgage Loan.

         REPLACEMENT MORTGAGE LOAN: A Mortgage Loan substituted by the Master Servicer or Mortgage Loan Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding Scheduled Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate Scheduled Principal Balance, after such deduction), not greater than nor materially less than the Scheduled Principal Balance of the Deleted Mortgage Loan (the amount of any shortage, the "Replacement Amount") to be deposited by the Mortgage Loan Seller in the Certificate Account in the month of substitution as set forth in Section 2.04 of this Agreement and shall be treated as a Principal Prepayment thereunder); (ii) at the time of substitution have a Net Mortgage Rate equal to or exceeding the Net Mortgage Rate of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than the Loan-to-Value Ratio of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than) the Deleted Mortgage Loan; (v) be of the same or better credit quality classification as that of the Deleted Mortgage Loan; (vi) comply with each representation and warranty relating to the Mortgage Loans set forth in Section
2.04 hereof; and (vi) at the time of substitution have not been delinquent for a period of more than 30 days or more than once in the twelve months immediately preceding such date of substitution. In the event that either one mortgage loan is substituted for more than one Deleted Mortgage Loan or more than one mortgage loan is substituted for one or more Deleted Mortgage Loans, then (a) the Scheduled Principal Balance referred to in clause (i) above shall be determined in the aggregate, (b) the rate referred to in clause (ii) above shall be determined on a loan-by-loan basis and (c) the Loan-to-Value Ratio referred to in clause (iii) and the remaining term to maturity referred to in clause (iv) above shall be determined on a weighted average basis; provided, further, that the final scheduled maturity date of any Replacement Mortgage Loan shall not exceed the latest Scheduled Final Distribution Date of any Class of Certificates. Whenever a Replacement Mortgage Loan is substituted for a Deleted Mortgage Loan pursuant to this Agreement, the party effecting such substitution shall certify such qualification in writing to the Trustee.

         REQUIRED INSURANCE POLICY: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan, including each standard hazard and, if applicable, flood insurance policy.

         RESERVE INTEREST RATE:  As defined in Section 4.02.

         RESIDUAL CERTIFICATE:  The Class R Certificate.

         RESPONSIBLE OFFICER: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         RESTRICTED CERTIFICATE: Any Class B-1, Class B-2 or Class B-3 Certificate.

         RETAINED INTEREST: With respect to each Mortgage Loan, interest on such Mortgage Loan at the Retained Interest Rate.

         RETAINED INTEREST RATE: With respect to each Mortgage Loan, the excess, if any, of (a) the related Gross Margin minus the related Aggregate Expense Rate over (b) 1.50% per annum; provided, that, in the event the Index and Gross Margin are adjusted pursuant to Section 3.01(d), the Retained Interest Rate shall be the rate per annum in effect immediately prior to such adjustment.

         RULE 144A: Rule 144A promulgated under the rules of the 1933 Act, as in effect from time to time.

         S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

         SCHEDULED FINAL DISTRIBUTION DATE: The Distribution Date occurring in December 2030.

         SCHEDULED PRINCIPAL BALANCE: With respect to (i) any Mortgage Loan as of any Distribution Date, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut-off Date and on or before the Due Date in the related Due Period, whether or not received from the Mortgagor or advanced by the Master Servicer, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the related Prepayment Period) and
(ii) any REO Property as of any Distribution Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by or on behalf of the Trustee (reduced by any amount applied as a reduction of principal on the Mortgage Loan), plus
(iii) any Deferred Interest allocated to such Mortgage Loan. With respect to any Mortgage Loan and the Cut-off Date, as specified in the Mortgage Loan Schedule.

         SELLER: Structured Asset Mortgage Investments Inc., a Delaware corporation, or its successor in interest.

         SENIOR CERTIFICATE:  Any Class A Certificate or Class R Certificate.

         SENIOR ENHANCEMENT PERCENTAGE: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of the Current Principal Amounts of the Subordinate Certificates and the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period.

         SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to:

         (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Remittance Amount for that Distribution Date, or

         (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (I) the Principal Remittance Amount for that Distribution Date; and

                  (II) the excess of (A) the aggregate Current Principal Amount of the Senior Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of
                  (1) 95.50% and (2) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period and (y) the amount, if any, by which (a) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period exceeds (b) the initial Current Principal Amount of the Class B-3 Certificates.

         SERVICER REMITTANCE DATE: With respect to each Distribution Date, the Business Day immediately prior thereto.

         SERVICING FEE: As to any Distribution Date and each Mortgage Loan, an amount equal to the product of the Servicing Fee Rate and the Scheduled Principal Balance of such Mortgage Loan as of the first day of the Due Period.

         SERVICING FEE RATE: For each Mortgage Loan, the lesser of (a) 0.375% per annum and (b) the excess of (x) the related Gross Margin over (y) the sum of 1.50% per annum, the PMI Insurance Premium Rate (if applicable) and the Trustee Fee Rate; provided, that, in the event the Index and Gross Margin are adjusted pursuant to Section 3.01(d), the Servicing Fee Rate shall be the rate per annum in effect immediately prior to such adjustment.

         SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee on the Closing Date by the Master Servicer pursuant to this Agreement, as such list may from time to time be amended.

         SETTLEMENT DATE:  December 21, 2000.

         SIXTY-PLUS DELINQUENCY PERCENTAGE: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate Scheduled Principal Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage Loans in foreclosure and REO Properties, over (y) the aggregate Scheduled Principal Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

         STEPDOWN DATE: The later to occur of (x) the Distribution Date in January 2004 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 4.50%.

         SUBORDINATE CERTIFICATE: Any Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 or Class B-3 Certificate.

         SUBORDINATE CERTIFICATE WRITEDOWN AMOUNT: As of any Distribution Date, the amount by which (a) the sum of the Current Principal Amounts of all of the Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses in reduction of the Current Principal Amounts of such Certificates on such Distribution Date) exceeds (b) the Scheduled Principal Balances of the Mortgage Loans on the Due Date related to such Distribution Date. The Subordinate Certificate Writedown Amount will be allocated to the Subordinate Certificates in inverse order of their numerical Class designations, until the Current Principal Amount of each such Class has been reduced to zero.

         SUB-SERVICER: Any other entity with respect to any Mortgage Loan under any Sub-Servicing Agreement, either currently or in the future, applicable to such Mortgage Loan and any successors and assigns under such Sub-Servicing Agreement.

         SUB-SERVICING AGREEMENT: Any servicing agreement between the Master Servicer and a Sub-Servicer pursuant to which the Master Servicer delegates any of its servicing responsibilities with respect to any of the Mortgage Loans.

         TOTAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, the sum of the Interest Remittance Amount and Principal Remittance Amount for such date.

         TRIGGER EVENT: A Trigger Event will have occurred with respect to any Distribution Date on or after the Stepdown Date if the three-month average of the Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, exceeds the Senior Enhancement Percentage.

         TRUST: The Trust created pursuant to this Agreement, known as the "Washington Mutual Mortgage Loan Trust 2000-3."

         TRUST FUND: The corpus of the Trust Fund created by this Agreement consisting of (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date, but not including (i) payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, and (ii) the Retained Interest, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Custodial Account, the Certificate Account, and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, (e) any REO Property, (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property and (g) the Seller's rights under the Mortgage Loan Purchase Agreement.

         TRUSTEE: Bankers Trust Company of California, N.A., a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

         TRUSTEE FEE: As to any Distribution Date, an amount equal to the product of the Trustee Fee Rate and the aggregate Scheduled Principal Balance of the related Mortgage Loans as of the first day of the related Due Period.

         TRUSTEE FEE RATE:  0.0025% per annum.

         TRUSTEE MORTGAGE FILE: The mortgage documents listed in Section 2.01(b)(i)-(v) hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

         UNITED STATES REGULATIONS: 31 C.F.R. Part 357; 12 C.F.R. Part 615, Subpart O; 12 C.F.R. Part 912; 12 C.F.R. Part 1511; 24 C.F.R. Part 81; 31 C.F.R.
Part 354; and 18 C.F.R. Part 1314.

         UNITED STATES SECURITIES ENTITLEMENT: A "Security Entitlement" as defined in a United States Regulation.

         U.S. PERSON: Shall mean (i) a citizen or resident of the United States;
(ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations) provided that, for purposes solely of the Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are United States Persons; (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

         VOTING INTERESTS: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 99% of all Voting Interests shall be allocated among the Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and 1% shall be allocated to the Class R Certificates. The portion of such 99% Voting Interests allocated among the Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates shall be based on the fraction, expressed as a percentage, the numerator of which is the aggregate Current Principal Amount then outstanding of such Class and the denominator of which is the Aggregate Loan Balance. Voting Interests shall be allocated among the Certificates within each such Class in proportion to their outstanding Current Principal Amounts or Percentage Interest (in the case of the Class R Certificates).

         WASHINGTON MUTUAL:  Washington Mutual Bank, FA

         SECTION 1.01      CALCULATIONS RESPECTING MORTGAGE LOANS.
                           --------------------------------------

         Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Trustee as supplied to the Trustee by the Master Servicer. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer.

         SECTION 1.02      CALCULATIONS RESPECTING ACCRUED INTEREST.
                           ----------------------------------------

         Accrued interest, if any, on any Certificate shall be calculated based upon a 360-day year consisting of twelve 30-day months.

                                   ARTICLE II

                            CONVEYANCE OF TRUST FUND;
                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.01      CONVEYANCE OF TRUST FUND.
                           ------------------------

         (a) Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, in trust, all the right, title and interest of the Seller in and to the Mortgage Loans. Such conveyance includes, without limitation, the right to all distributions of principal and interest due with respect to the Mortgage Loans after the Cut-off Date (other than the Retained Interest), together with all of the Seller's right, title and interest in and to the Certificate Account and all amounts from time to time credited to and the proceeds of the Custodial Account, the Certificate Account, any REO Property and the proceeds thereof, the Seller's rights under any Insurance Proceeds related to the Mortgage Loans, and the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties, to have and to hold, in trust; and the Trustee declares that it shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Seller, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

         Concurrently with the execution and delivery of this agreement, the Seller does hereby assign to the Trustee all of its rights and interest under the Mortgage Loan Purchase Agreement to the Trustee. The Trustee hereby accepts such assignment, and shall be entitled to exercise all such rights, of the Seller under the Mortgage Loan Purchase Agreement as if, for such purpose, it were the Seller.

         (b) In connection with any such transfer and assignment, the Mortgage Loan Seller does hereby deliver to, and deposit with, the Trustee or its agents, the following documents or instruments with respect to each Mortgage Loan so assigned:

                  (i) the Mortgage Note, endorsed, in blank by facsimile signature (which such endorsement may be pursuant to the use of a note allonge in the form attached as Exhibit K), with all intervening endorsements showing a complete chain of endorsement from the originator to the last endorser (or an original lost note affidavit from the Mortgage Loan Seller stating that the Mortgage Note was lost, misplaced or destroyed, with respect to such Mortgage Loans identified in the Trustee's Certification referenced in Section 2.02), and if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed on behalf of the Mortgagor by another person, the original power of attorney or other instrument that authorized and empowered such person to sign, or a copy of the original power of attorney or other instrument;

                  (ii) the original Mortgage, as recorded, with evidence of recording indicated thereon establishing the Mortgage Loan Seller as mortgagee thereof;

                  (iii) an original assignment or assignments of Mortgage (other than an Assignment) showing an unbroken chain of title from the originator to the Mortgage Loan Seller with evidence of recording indicated thereon or a copy of the original certified by the Mortgage Loan Seller;

                  (iv) the original or a copy, certified by the Mortgage Loan Seller, of each assumption, modification, written assurance or substitution agreement, if any, with respect to such Mortgage Loan, as identified on the Mortgage Loan Schedule; and

                  (v) an Assignment.

         Notwithstanding the foregoing, in the event that in connection with any Mortgage Loan the Mortgage Loan Seller cannot deliver an original recorded counterpart of any of the documents required to be delivered pursuant to clauses
(ii) or (iii) above with evidence of recording thereon concurrently with the execution and delivery hereof, the Mortgage Loan Seller shall deliver to the Trustee a duplicate original or true copy of such document certified by the Mortgage Loan Seller or the applicable public recording office to be a true and complete duplicate original or copy of the original thereof submitted for recording, or a copy of the Mortgage certified by a title insurance or escrow company or companies, evidencing that such Mortgage or assignment of Mortgage has been delivered to the appropriate public recording office for recordation. In the event that the Mortgage Loan Seller cannot deliver a duplicate original or true copy certified as stated above of such document required to be delivered pursuant to clauses (ii) or (iii) above, within 90 days of the Closing Date, the Mortgage Loan Seller shall purchase the related Mortgage Loan at the Purchase Price therefor or replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in Section 2.04.

         (c) The Mortgage Loan Seller shall promptly deliver to the Trustee (1) the original recorded documents referred to in clauses (ii) and (iii) above with evidence of recording indicated thereon or a photocopy thereof certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording office, and (2) upon discovery of any defect or omission in the deliveries of any of items (ii) through (iv) in subsection (b) above with respect to any Mortgage Loan, a correct and complete document or instrument meeting the requirements of such item, but in no event shall any such delivery be made later than 90 days following the Closing Date (unless, in the case of the foregoing clause (1), such document has not been returned from the relevant recording office at such time, in which case the Master Servicer shall make such delivery within 270 days of the Closing Date; provided, however, that such 270 day period shall be extended to 360 days upon presentation of an Officer's Certificate of the Mortgage Loan Seller to the effect that such document has not yet been returned from the relevant recording office, and shall be extended for additional thirty-day periods). In the event the Mortgage Loan Seller cannot deliver such original document with evidence of recording indicated thereon within the time period set forth in the preceding sentence, the Mortgage Loan Seller shall purchase the related Mortgage Loan at the Purchase Price therefor or replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in Section 2.04.

         From time to time the Mortgage Loan Seller or the Master Servicer may forward or cause to be forwarded to the Trustee for the benefit of the Certificateholders additional original documents evidencing an assumption or modification of a Mortgage Loan.

         (d) The Mortgage Loan Seller will promptly notify, in writing, the Seller, the Master Servicer and the Trustee of the occurrence of a Downgrade Event.

         Within 90 days of the Closing Date, with respect to any Mortgage Loan for which the related Mortgage Property is located in the States of Maryland or Florida, and, with respect to all of the other Mortgage Loans, within 60 days following the receipt of the notice of a Downgrade Event, the Trustee shall (a) complete each endorsement referred to in clause (i) of subsection (b) above and each Assignment referred to in (v) of subsection (b) above by inserting "to the Trustee for the benefit of the Holders of the Washington Mutual Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-3" and (b) cause the Master Servicer to record (and the Master Servicer hereby agrees to record), at the expense of the Master Servicer, in the appropriate public office for real property records each original assignment referred to in (v) above with respect to each Mortgaged Property, and the Trustee shall release any such Assignment to the Master Servicer for such purpose. The Master Servicer shall promptly deliver to the Trustee each original Assignment with evidence of recording indicated thereon or a photocopy thereof certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording official. If any Assignment is returned unrecorded to the Master Servicer because of any defect therein, the Mortgage Loan Seller or the Master Servicer shall cure or correct such defect and cause such Assignment to be recorded in accordance with this paragraph and if such defect is not cured within 60 days the Mortgage Loan Seller shall purchase the Mortgage Loan at the Purchase Price therefor or replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in Sections 2.04.

         SECTION 2.02      ACCEPTANCE BY TRUSTEE.
                           ---------------------

         (a) The Trustee will hold the documents referred to in Section 2.01(b)(i)-(v) above and the other documents constituting a part of the Trustee Mortgage Files delivered to it pursuant to Section 2.01 in trust for the use and benefit of all present and future Certificateholders. Upon execution and delivery of this Agreement, the Trustee shall deliver to the Seller, the Mortgage Loan Seller and the Master Servicer a certification (upon execution and delivery of this Agreement, the "Initial Loan List Certification") in the form set forth as Exhibit F-1 hereto to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, a Mortgage File has been delivered to the Trustee. If, in the course of such review, the Trustee finds that a Mortgage File for any Mortgage Loan listed on the Mortgage Loan Schedule has not been delivered to the Trustee, the Trustee shall promptly notify the Mortgage Loan Seller, the Master Servicer and the Seller in writing, and request that the Mortgage Loan Seller correct or cure such defect. In the event the Mortgage Loan Seller shall fail to deliver a Mortgage File reflected in the Initial Loan List Certification within five days of such Initial Loan List Certification, the Mortgage Loan Seller shall purchase the Mortgage Loan at the Purchase Price therefor or replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in
Section 2.04(b). Within 30 days after the execution and delivery of this Agreement, the Trustee shall ascertain whether all documents required to be delivered to it pursuant to Section 2.01(b) hereof are in its possession, and shall deliver to the Seller, the Mortgage Loan Seller and the Master Servicer a certification (within 30 days after execution and delivery of this Agreement, the "Initial Certification" and within 90 days after the Initial Certification, the "Final Certification", respectively) in the forms set forth as Exhibits F-2 and F-3 hereto to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule: (a) all documents required to be delivered to the Trustee pursuant to this Agreement are in its possession, (b) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan and (c) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01(b) hereof. The Trustee shall deliver to the Seller, the Mortgage Loan Seller and the Master Servicer a copy of each of the Initial Certification and the Final Certification. If, in the course of such review, the Trustee finds any document or documents constituting a part of a Mortgage File which do not meet the requirements of the foregoing clauses
(a)-(c), the Trustee shall promptly notify the Mortgage Loan Seller, the Master Servicer and the Seller in writing, and request that the Mortgage Loan Seller correct or cure such defect. In the event the Mortgage Loan Seller shall fail to cure any document deficiency or defect reflected in the Final Certification within 60 days of such Final Certification, or such longer period of time as may be permitted in Section 2.01(c), it shall not be the obligation of the Trustee hereunder to cure the same, and the Mortgage Loan Seller shall purchase the Mortgage Loan at the Purchase Price therefor or replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in Section 2.04.

         (b) The Seller agrees that at any time and from time to time upon written request of the Trustee, the Seller shall promptly and duly execute and deliver any and all such further documents and assurances, and take such further actions as the Trustee reasonably may request in order to obtain or more fully vest the benefits of the assignment intended hereunder (as set forth in Section
2.01 and in Section 2.04) and of the rights and powers herein granted.

         (c) The Trustee shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth herein.

         SECTION 2.03 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND MORTGAGE LOAN SELLER.
                           ------------------------------------------------

         Washington Mutual, as Mortgage Loan Seller and Master Servicer, hereby represents and warrants to, and covenants with, the Seller and the Trustee that, as of the date hereof:

                  (i) Washington Mutual is a federally chartered savings association, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

                  (ii) Washington Mutual has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement, and has duly authorized by all necessary corporate action on the part of Washington Mutual the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Seller and the Trustee, constitutes a legal, valid and binding obligation of Washington Mutual, enforceable against Washington Mutual in accordance with its terms, except that (A) the enforceability thereof may be limited to bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                  (iii) the execution and delivery of this Agreement by Washington Mutual, the servicing of the Mortgage Loans by Washington Mutual hereunder, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of Washington Mutual and will not (A) result in a material breach of any term or provision of the charter or bylaws of Washington Mutual or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Washington Mutual is a party or by which it may be bound, or any statute, order or regulation applicable to Washington Mutual of any court, regulatory body, administrative agency or governmental body having jurisdiction over Washington Mutual; and Washington Mutual is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, (1) the ability of Washington Mutual to perform its obligations under this Agreement or (2) the business, operations, financial condition, properties or assets of the Master Servicer taken as a whole;

                  (iv) Washington Mutual is, and will remain, subject to supervision and examination by any state or federal authority as may be applicable and will remain in good standing and qualified to do business where so required by applicable law and is, and will remain an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac;

                  (v) no litigation is pending or threatened against Washington Mutual that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of Washington Mutual to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

                  (vi) Washington Mutual will at all times comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy;

                  (vii) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Seller, any affiliate of the Seller or the Trustee and prepared by Washington Mutual pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading;

                  (viii) except for permits and similar authorizations required under the securities or "blue sky" laws, no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Washington Mutual of, or compliance by Washington Mutual with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, Washington Mutual has obtained the same;

                  (ix) Washington Mutual will service the Mortgage Loans in accordance with the standards set forth in this Agreement; and

                  (x) this Agreement and all other documents related hereto to which Washington Mutual is a party have been approved by the Washington Mutual's board of directors, which approval is reflected in the minutes of such board, and shall continuously from the time of each such document's execution, be maintained as an official record of the Washington Mutual.

         SECTION 2.04 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MORTGAGE LOAN SELLER WITH RESPECT TO THE MORTGAGE LOANS.
                           -------------------------------------------------

         (a) The Mortgage Loan Seller hereby represents and warrants to, and covenants with, the Seller and the Trustee for the benefit of the Certificateholders that, as to each Mortgage Loan, as of the Cut-off Date or such other date specifically set forth herein, and with respect to representation (i) listed below, as of the Closing Date:

                  (i) The information set forth in the Mortgage Loan Schedule is complete, true and correct.

                  (ii) None of the Mortgage Loans (by Scheduled Principal Balance) are more than 30 days delinquent; Washington Mutual has not advanced funds to, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

                  (iii) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property.

                  (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Trustee, and which are included in the Trustee Mortgage File, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File.

                  (v) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (vi) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the Master Servicer, its successors and assigns as mortgagee and all premiums due thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

                  (vii) Any and all requirements of any federal, state or local law including, without limitation, environmental, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan and the related Mortgaged Property have been complied with.

                  (viii) The Mortgage has not been satisfied, canceled or subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

                  (ix) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Mortgage Loan Seller has full right to sell and assign the same to the Seller.

                  (x) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization.

                  (xi) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

                  (xii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

                  (xiii) As of the Closing Date, the Mortgage Note and the Mortgage are not assigned or pledged, and immediately prior to the sale of the Mortgage Loan to the Seller, the Mortgage Loan Seller was the sole owner of record and holder thereof and with full right to transfer and sell the Mortgage Loan to the Seller free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and with full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement.

                  (xiv) The Mortgage Loan Seller or, if the Mortgage Loan was not originated by the Mortgage Loan Seller, the originator is or was (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) either (i) organized under the laws of such state, or
         (ii) qualified to do business in such state, or (iii) federal savings and loan associations or national banks having principal offices in such state, or (iv) not doing business in such state.

                  (xv) The Mortgage Loan is covered by an ALTA lender's title insurance policy acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(A) through (C) above) the Mortgage Loan Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The original title policy (or a copy thereof sufficient to entitle the insured to make a claim thereunder) and all riders thereto are in the Master Servicer Mortgage File or otherwise maintained by the Master Servicer. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Mortgage Loan Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Mortgage Loan Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

                  (xvi) Except for Mortgage Loans which are delinquent in payment not more than 30 days, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Mortgage Loan Seller has not waived any default, breach, violation or event of acceleration.

                  (xvii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or on parity with, the lien of the related Mortgage.

                  (xviii) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

                  (xix) The Mortgage Loan was originated by the Mortgage Loan Seller. Principal payments on the Mortgage Loan commenced no more than sixty-two days after funds were disbursed in connection with the Mortgage Loan. Each Mortgage Note has a Mortgage Rate that is adjustable, based on One-Month U.S. Treasury, in the following manner:
         Monthly Payments are due on the Due Date specified in the Mortgage Loan Schedule. Following the first interest rate adjustment date, the Mortgage Rate is subject to adjustment monthly on each interest rate adjustment date to a new Mortgage Rate (rounded as provided in the related Mortgage Note) equal to the Index (determined as of the date specified in the related Mortgage Note) plus the Gross Margin as specified in the Mortgage Loan Schedule, subject to a maximum lifetime interest rate as specified in the Mortgage Loan Schedule. The amount of each Monthly Payment is subject to adjustment on the anniversary of the first Due Date and annually on the same date thereafter, subject to the conditions that (i) the amount of a Monthly Payment will not increase or decrease by an amount that is more or less than 7.5% of the current Monthly Payment, (ii) on the fifth anniversary of the first Due Date and on the same day every five years thereafter, the Monthly Payment will be adjusted, without regard to the limitation in clause (i), to fully amortize the then unpaid principal balance over the remaining term to maturity and (iii) in the event that, as a result of Deferred Interest, the unpaid principal balance at any time would exceed the Negative Amortization Limit, the Monthly Payment will be adjusted at such time, without regard to the limitation in clause (i), to fully amortize the then unpaid principal balance over the remaining term to maturity. Any Deferred Interest will be added to the unpaid principal balance of the Mortgage Note on each Due Date, unless the Mortgagor (to the extent permitted in the Mortgage Note) elects to increase the amount of the Monthly Payment to include the amount of Deferred Interest or make a payment of the amount of Deferred Interest.

                  (xx) The origination practices used by the Mortgage Loan Seller and the collection practices used by the Master Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. With respect to escrow deposits and escrow payments, if any, all such payments are in the possession of, or under the control of, the Master Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.

                  (xxi) The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

                  (xxii) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Master Servicer and the Master Servicer has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act.

                  (xxiii) The Mortgage Loan was underwritten generally in accordance with the Mortgage Loan Seller's underwriting standards in effect at the time the Mortgage Loan was originated.

                  (xxiv) The Mortgage Note is not secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in
         (ix) above.

                  (xxv) The Master Servicer Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

                  (xxvi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Seller to the trustee under the deed of trust, except, in connection with a trustee's sale after default by the Mortgagor.

                  (xxvii) No Mortgage Loan (A) contains provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Mortgage Loan Seller, the Mortgagor, or anyone on behalf of the Mortgagor or paid by any source other than the Mortgagor or (B) contains any provision permitting a temporary "buydown" of the related Mortgage Rate. No Mortgage Loan was a graduated payment mortgage loan as of the date of its origination. No Mortgage Loan has a shared appreciation or other contingent interest feature.

                  (xxviii) The Mortgage Loan Seller has no knowledge of any circumstances or condition existing on the Cut-off Date with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that as of the Cut-off Date causes the Mortgage Loan to be an unacceptable investment, causes the Mortgage Loan to become delinquent, or adversely affects the value of the Mortgage Loan.

                  (xxix) Each such Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% is and will be subject to a Primary Mortgage Insurance Policy, issued by a Fannie Mae or Freddie Mac approved insurer, which provided private mortgage insurance in an amount meeting Fannie Mae and Freddie Mac requirements. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith.

                  (xxx) The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, had been made or obtained from the appropriate authorities.

                  (xxxi) No defense against coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) exists arising out of actions, representations, errors, omissions, negligence, or fraud of the Mortgage Loan Seller, and the Mortgage Loan Seller is not aware of any fact that could reasonably lead the Mortgage Loan Seller to believe that any such defense exists arising out of the actions, representations, errors, omissions, negligence or fraud of the related Mortgagor or any party involved in the application for such coverage.

                  (xxxii) The Assignment is in recordable form, is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located and includes all applicable recording information, except where the related original Mortgage has been delivered for recording to the appropriate public recording office but has not yet been returned to the Mortgage Loan Seller.

                  (xxxiii) Any advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

                  (xxxiv) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the Mortgage Loan Seller's eligibility requirements.

                  (xxxv) Each Mortgage Loan is a "qualified mortgage" for purposes of the REMIC Provisions.

                  (xxxvi) No fraud was committed by the originator of the Mortgage Loan and the Mortgage Loan Seller is not aware of any fact that would reasonably lead the Mortgage Loan Seller to believe that any Mortgagor had committed fraud in connection with the origination of such Mortgage Loan.

                  (xxxvii) Each Mortgage Loan identified on the Mortgage Loan Schedule as being covered by the PMI Policy is covered by the PMI Policy.

         (b) Upon the discovery by the Seller, the Mortgage Loan Seller, the Master Servicer or the Trustee (or upon notice thereof in writing from a Certificateholder) of a breach or breaches of any of the representations and warranties of the Mortgage Loan Seller made in Section 2.04(a) in respect of any Mortgage Loan, or any breach of a representation or warranty of the Mortgage Loan Seller or Master Servicer set forth in Section 2.03 or any breach of representation or warranty of the Mortgage Loan Seller in Section 2 of the Mortgage Loan Purchase Agreement, which breach or breaches, individually or in the aggregate, materially and adversely affect the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Mortgage Loan Seller and Master Servicer of such breach of which a Responsible Officer has actual knowledge or receives written notice and request that the Mortgage Loan Seller or Master Servicer, as the case may be, cure such breach within 60 days (or if such breach is not capable of being cured within 60 days and provided the Mortgage Loan Seller or the Master Servicer, as the case may be is diligently pursuing the cure thereof, within 120 days) from the date of such notice, and if the Mortgage Loan Seller or Master Servicer does not cure such breach in all material respects, the Mortgage Loan Seller or Master Servicer, as the case may be, shall either (i) substitute a Replacement Mortgage Loan or Loans for the related Mortgage Loan, which substitution must be made as specified in this Section or (ii) purchase such Mortgage Loan held for the benefit of the Certificateholders from the Trustee at the Purchase Price therefor.

         The Mortgage Loan Seller or Master Servicer shall not have any right to substitute a Replacement Mortgage Loan or Loans for the affected Mortgage Loan more than two years after the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code, and any substitution must be accompanied by an Officers' Certificate delivered to the Trustee, certifying that such Replacement Mortgage Loan conforms to the requirements of this Agreement, and by an Opinion of Counsel to the effect that such substitution will not cause the Trust Fund to fail to qualify as a REMIC and will not result in a prohibited transaction tax, which Opinion of Counsel shall be paid for by the Mortgage Loan Seller or Master Servicer, as the case may be. Notwithstanding the foregoing, if any such breach would cause a Mortgage Loan to be other than a "qualified mortgage loan" as described in Section 860G(a)(3) of the Code, any substitution or purchase shall occur within 90 days of the discovery of the breach.

         As to any Replacement Mortgage Loan or Loans, the Mortgage Loan Seller or Master Servicer shall deliver to the Trustee or its agent for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, and such other documents and agreements as are required by Section 2.01(b), with the Mortgage Note (i) endorsed in blank by facsimile signature if no Downgrade Event has occurred or (ii) if a Downgrade Event has occurred, endorsed by facsimile signature to the Trustee for the benefit of the Holders of the Washington Mutual Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-3 (which endorsement, in either case, may be in the form of a note allonge). As to any Replacement Mortgage Loan or Loans, the Mortgage Loan Seller or Master Servicer shall deliver to the Trustee the related Assignment
(i) in blank in recordable form or (ii) if a Downgrade Event has occurred, assigned to the Trustee for the benefit of the Holders of the Washington Mutual Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-3. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be remitted by the Master Servicer to the Mortgage Loan Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on such Deleted Mortgage Loan for such month and thereafter the Mortgage Loan Seller or Master Servicer, as the case may be, shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

         Upon such substitution, the Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and shall deliver such amended Mortgage Loan Schedule to the Seller, the Mortgage Loan Seller and the Trustee. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects and the Mortgage Loan Seller shall be deemed to have made, as of the date of substitution, with respect to the Replacement Mortgage Loan or Loans, the representations and warranties pertaining to the Mortgage Loans contained in
Section 2.04(a) hereof. Upon receipt of the Trustee Mortgage File pertaining to any Replacement Mortgage Loans, the Trustee shall release, or cause to be released, the Trustee Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Mortgage Loan Seller or Master Servicer as applicable and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest title (to the extent that such title was transferred to the Trustee) in the Mortgage Loan Seller or Master Servicer as applicable, or its designee, to any Deleted Mortgage Loan substituted for pursuant to this Section 2.04(b).

         In any month in which the Mortgage Loan Seller or Master Servicer substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the Replacement Amount (if any) (after application of scheduled principal portion of the Monthly Payments received in the month of substitution). Such Replacement Amount shall be deposited into the Custodial Account by the Mortgage Loan Seller or Master Servicer in the month of substitution pursuant to Section 3.07, without any reimbursement thereof. The Master Servicer shall give notice in writing to the Trustee of such event, which notice shall be accompanied by a certificate of a Servicing Officer as to the calculation of such shortage.

         In the event that the Mortgage Loan Seller or Master Servicer shall have repurchased a Mortgage Loan, upon receipt by the Trustee of written notification of the deposit of the Purchase Price, the Trustee shall release, or cause to be released, the related Trustee Mortgage File held for the benefit of the Certificateholders to the Mortgage Loan Seller or Master Servicer as applicable and the Trustee shall execute and deliver the related instruments of transfer or assignment, in each case without recourse, as shall be necessary to transfer title (to the extent that such title was transferred to the Trustee) from the Trustee for the benefit of the Certificateholders and vest title in the Mortgage Loan Seller or Master Servicer, or the designee thereof, as the case may be, to any Mortgage Loan purchased pursuant to this Section 2.04(b). It is understood and agreed that the obligation under this Agreement of any Person to repurchase or substitute any Mortgage Loan as to which such breach has occurred and is continuing shall constitute the sole and exclusive remedy respecting such breach available to Certificateholders or the Trustee on their behalf.

         SECTION 2.05      ISSUANCE OF CERTIFICATES.
                           ------------------------

         The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust Fund. Concurrently with such assignment and delivery, the Trustee, pursuant to the written request of the Seller executed by an officer of the Seller, has executed the Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R Certificates and caused them to be authenticated and delivered to or upon the order of the Seller in authorized denominations which evidence ownership of the Trust Fund. The rights of the Holders of such Certificates to receive distributions from the Trust Fund and all ownership interests of the Holders of the Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R Certificates in such distributions shall be as set forth in this Agreement.

         SECTION 2.06      REMIC PROVISIONS.
                           ----------------

         (a) As set forth in the Preliminary Statement hereto, the Trustee shall elect to treat the Trust Fund as a REMIC in accordance with the REMIC Provisions. The Trustee shall make such election on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of such election, each Class of Certificates, other than the Class R Certificates, is hereby designated as a regular interest in the REMIC, and the Class R Certificates are hereby designated as the sole residual interest in the REMIC.

         (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 86OG(a)(9) of the Code.

         (c) The Trustee shall pay any and all tax related expenses (not including taxes) of the REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties hereunder (including its duties as tax return preparer). The Trustee shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Certificate Account.

         (d) The Trustee shall prepare, sign and timely file, all of the REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

         (e) The Trustee or its designee shall perform as directed by the Master Servicer on behalf of the REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal

Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

         (f) The Trustee, the Master Servicer and the Holders of Certificates shall take any action or cause the REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Master Servicer nor the Holder of any Residual Certificate shall take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to the REMIC or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee and the Master Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Trustee or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur.

         (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the REMIC by federal or state governmental authorities. To the extent that such Trust taxes are not paid by a Residual Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in the REMIC or, if no such amounts are available, out of other amounts held in the Certificate Account, and shall reduce amounts otherwise payable to holders of regular interests in the REMIC.

         (h) The Trustee shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis.

         (i) Within 30 days after the Closing Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC.

         (j) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article X of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the Trust Fund after the Closing Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of the Trust Fund as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

         (k) In order to enable the Trustee to perform its duties as set forth herein, the Seller shall provide, or cause to be provided to the Trustee, within ten days after the Settlement Date, all information or data that the Trustee determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. Thereafter, the Master Servicer shall provide, promptly upon request therefor, any such additional information or data that the Trustee may from time to time reasonably request in order to enable the Trustee to perform its duties as set forth herein and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. The Seller shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The Master Servicer shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Master Servicer to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee appointed pursuant to this Agreement.

         (l) The Department of Labor has granted administrative exemptions to Bear, Stearns & Co. Inc. (Prohibited Transaction Exemption 90-30, 55 F.R. 21455), Credit Suisse First Boston Corporation (Prohibited Transaction Exemption 89-90, 55 F.R. 42581) and Greenwich Capital Markets, Inc. (Prohibited Transaction Exemption 90-59, 55 F.R. 36724), each as amended (each an "Exemption") from certain of the prohibited transaction rules of ERISA and the Code.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

         SECTION 3.01      SERVICING STANDARD.
                           ------------------

         (a) For and on behalf of the Trustee and the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and generally in a manner consistent with Fannie Mae guidelines except as otherwise expressly provided in this Agreement. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through any Sub-Servicer as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (1) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents (including, without limitation, estoppel certificates), (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and Liquidation Proceeds, (iv) to consent to any subordinate financings to be secured by any Mortgaged Property to the extent that such consent is required pursuant to the terms of the related Mortgage, (v) to consent to the application of any proceeds of insurance policies or condemnation awards to the restoration of the applicable Mortgaged Property or otherwise, and (vi) subject to the provisions of Section 3.07 and 3.13, to effectuate foreclosure or other conversion of the ownership of the Mortgage Property securing any Mortgage Loan; provided, however, that the Master Servicer shall take no action that is materially inconsistent with or materially prejudices the interest of the Trustee or the Certificateholders in any Mortgage Loan or the rights and interest of the Seller, the Trustee and the Certificateholders under the terms of this Agreement unless such action is specifically called for by the terms hereof.

         (b) Without limiting the generality of the foregoing, but subject to the terms hereof, the Master Servicer, in its own name or in the name of the Trustee, is hereby authorized and empowered by the Seller and the Trustee, when the Master Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Trustee, the Certificateholders or any of them, any and all instruments of modification, satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall promptly notify the Trustee of any such execution and delivery. The Trustee for the benefit of the Certificateholders shall execute any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans.

         (c) Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, imminent) permit any modification with respect to any Mortgage Loan (i) that would change the Net Mortgage Rate or, reduce or increase the principal balance

(except for increases resulting from the addition of Deferred Interest and reductions resulting from actual payments of principal) or (ii) that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is a Principal Prepayment made (or treated as made) by the Mortgagor of the entire principal balance of a Mortgage Loan) and cause the Trust Fund to fail to qualify as a REMIC under the Code.

         (d) If an Index of One-Year MTA is no longer available, the Master Servicer will choose a new Index which is based on comparable information. In such event, the Master Servicer will also determine a new Gross Margin. The new Gross Margin will be the difference between the average of One-Year MTA for the most recent three-year period which ends on the last date One-Year MTA was available plus the Gross Margin on the last date One-Year MTA was available and the average of the new index for the most recent three year period which ends on that date (or, if not available for such three-year period, for such time as it is available), rounded as provided in the Mortgage Note.

         SECTION 3.02      ENFORCEMENT OF THE OBLIGATIONS OF SUB-SERVICERS.
                           -----------------------------------------------

         (a) For purposes of this Agreement, the Master Servicer shall be deemed to have received the payments on the Mortgage Loans referred to in Sections 3.07 and 3.08 hereof when the related Sub-Servicer, if any, has received such payments and shall remain obligated to deposit such payments in accordance with Sections 3.07 and 3.08 hereof, regardless of whether such payments are remitted by the Sub-Servicer to the Master Servicer. The Master Servicer and the related Sub-Servicer may enter into amendments to any applicable Sub-Servicing Agreement; provided, however, that any such amendments shall be consistent with and shall not violate the provisions of this Agreement.

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Seller, the Trustee and the Certificateholders, shall supervise, administer, monitor and oversee the servicing of the Mortgage Loans that are not serviced by it directly, and shall enforce the obligations of each Sub-Servicer, if any, under the related Sub-Servicing Agreement. Such enforcement shall include, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, as appropriate, and the pursuit of other appropriate remedies, and shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. The Master Servicer shall not waive any event of default by a Sub-Servicer under a Sub-Servicing Agreement which is a failure to remit any payment required to be made by such Sub-Servicer that would result in an Event of Default under this Agreement.

         (c) During the term of this Agreement, the Master Servicer shall consult fully with each of the Sub-Servicers as may be necessary from time to time to perform and carry out the Master

Servicer's obligations hereunder and receive, review and evaluate all reports, information and other data that are provided to the Master Servicer by each Sub-Servicer and otherwise exercise reasonable efforts to cause each Sub-Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Sub-Servicing Agreement.

         SECTION 3.03      TERMINATION OF THE RIGHTS OF SUB-SERVICERS.
                           ------------------------------------------

         If the Master Servicer terminates the rights of a Sub-Servicer under any Sub-Servicing Agreement, the Master Servicer shall service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, or at the Master Servicer's election, enter into a substitute servicing agreement with another mortgage loan servicing company reasonably acceptable to the Master Servicer under which such mortgage loan servicing company shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by the terminated Sub-Servicer, regardless of whether such liabilities, duties, responsibilities or obligations shall have accrued before or after the termination of the rights of such Sub-Servicer; provided, however, that any such substitute servicer and any such substitute servicing shall satisfy the requirements of Sections 3.01 and 3.02. If the Master Servicer does not elect to enter into a substitute servicing agreement with a successor servicer, the Master Servicer shall nevertheless service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, until a substitute Sub-Servicer has been appointed and designated and a substitute servicing agreement has been entered into by the Master Servicer and such substitute Sub-Servicer.

         SECTION 3.04      LIABILITY OF THE MASTER SERVICER.
                           --------------------------------

         Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Seller, the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans included in the Trust Fund in accordance with (and subject to the limitations contained within) the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         SECTION 3.05 RIGHTS OF THE SELLER AND THE TRUSTEE IN RESPECT OF THE MASTER SERVICER.
                           -----------------------------------------------

         The Master Servicer shall afford the Seller and the Trustee, without charge but only upon reasonable notice and during normal business hours, access to all records and documentation in the Master Servicer's possession regarding the Mortgage Loans and to all accounts, insurance policies and other matters in the Master Servicer's possession relating to this Agreement and access to officers of the Master Servicer responsible for its obligations hereunder. The Seller may, but is not obligated to, enforce the obligations of the Master Servicer hereunder. The Seller shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer hereunder or otherwise.

         SECTION 3.06      TRUSTEE TO ACT AS MASTER SERVICER.
                           ---------------------------------

         In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be liable for losses in connection with Eligible Investments required to be paid by the Master Servicer pursuant to Section 3.07 or 4.01 hereof, obligated to make Monthly Advances if prohibited by applicable law, nor to effectuate repurchases or substitutions of Mortgage Loans hereunder as substitute Master Servicer, including pursuant to Section 2.04 hereof and except that the Trustee makes no representations and warranties hereunder, including pursuant to Section 2.04 hereof). If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Trustee (or any other successor master servicer) shall succeed to any rights and obligations of the Master Servicer under any Sub-Servicing Agreement and shall be deemed to have assumed the Master Servicer's interest therein; provided, however, that the Master Servicer shall not thereby be relieved of any liability or obligations under this Agreement, any Sub-Servicing or substitute servicing agreement arising prior to the date of such succession.

         The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of servicing to the assuming party.

         SECTION 3.07      COLLECTION OF MORTGAGE LOAN PAYMENTS.
                           ------------------------------------

         (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans held in its own portfolio and serviced by the Master Servicer. Consistent with the foregoing, the Master Servicer may in its discretion (a) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (b) subject to
Section 3.01, only upon determining that the coverage of such Mortgage Loan by any related Primary Mortgage Insurance Policy will not be affected, extend the due dates for payments due on a Mortgage Note for a period not greater than 365 days, but in no event beyond the maturity date of any Mortgage Loan. In the event of any such arrangement described in clause (b) of the preceding sentence, the Master Servicer shall continue to make timely Monthly Advances on the related Mortgage Loan, pursuant to and in accordance with Section 5.04 of this Agreement (but subject to any limitations contained therein), during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements.

         (b) The Master Servicer shall establish and maintain, in its name on behalf of the Certificateholders, the Custodial Account. The Master Servicer shall deposit into the Custodial

Account within two Business Days of receipt by the Master Servicer, or receipt from the Sub-Servicers except as otherwise specifically provided herein, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal of and interest and any other payments on the Mortgage Loans due on or before the Cut-off Date):

                  (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                  (ii) all payments on account of interest on the Mortgage Loans less the Servicing Fee, and the Retained Interest;

                  (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures, net of Liquidation Expenses, unpaid servicing compensation and unreimbursed Monthly Advances;

                  (iv) any amount of any losses required to be deposited by the Master Servicer pursuant to Section 3.07(c) in connection with any losses on Eligible Investments;

                  (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.11 hereof;

                  (vi) all proceeds of any purchase by the Mortgage Loan Seller or the Master Servicer, as the case may be, of any Mortgage Loans or property acquired in respect of the Mortgage Loans pursuant to Sections 2.01, 2.02, 2.03, 2.04, 3.12 or 10.01 hereof and any Replacement
         Amounts required to be deposited in connection with the substitution of Replacement Mortgage Loans pursuant to Sections 2.01, 2.02, 2.03, 2.04 or 3.12 hereof; and

                  (vii) any other amounts required to be deposited in the Custodial Account pursuant to this Agreement including, without limitation, the amounts required to be deposited therein pursuant to
         Section 3.13 hereof.

         The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, the Servicing Fee, payments in the nature of prepayment penalties, fees or premiums, late payment charges and assumption fees and any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise, if collected, need not be remitted or deposited into the Custodial Account by the Master Servicer. In the event that the Master Servicer shall remit or deposit any amount not required to be remitted or deposited and not otherwise subject to withdrawal pursuant to Section 3.09 hereof, it may at any time withdraw such amount from the Custodial Account on the following Distribution Date, any provision herein to the contrary notwithstanding. All funds deposited in the Custodial Account shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.09. In no event shall the Trustee incur liability for withdrawals from the Custodial Account at the direction of the Master Servicer.

         (c) Any investments of amounts on deposit in the Custodial Account shall be made by the Master Servicer in Eligible Investments, which shall mature not later than the second Business Day preceding the Distribution Date following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains the Custodial Account, then such Eligible Investment shall mature not later than such Distribution Date). All such Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to withdrawal at its direction from time to time. The amount of any losses net of any gains incurred by the Master Servicer in respect of any such investments shall be remitted to the Trustee or deposited in the Custodial Account out of the Master Servicer's own funds promptly following the date the same are realized.

         (d) The Master Servicer shall promptly give notice to the Trustee, the Rating Agencies and the Seller of the location of the Custodial Account and of any change thereof.

         SECTION 3.08 COLLECTION OF TAXES, ASSESSMENTS AND SIMILAR ITEMS; ESCROW ACCOUNTS.
                           ---------------------------------------------------

         (a) In addition to the Custodial Account, the Master Servicer shall establish and maintain one or more custodial accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments and hazard insurance premiums or comparable items for the account of the Mortgagors. Escrow Accounts shall be Eligible Accounts. All costs incurred by the Master Servicer or by the related Sub-Servicer in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Scheduled Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

         (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums or Primary Mortgage Insurance Policy premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer pursuant to Section 3.10 hereof (with respect to the Primary Mortgage Insurance Policy) and this Section 3.08 (with respect to taxes and assessments) and Section 3.11 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 10.01 hereof. As part of its servicing duties, the Master Servicer shall, and the Sub-Servicers shall, pursuant to any Sub-Servicing Agreement, be required to, pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

         (c) The Master Servicer shall, with respect to each Mortgage Loan, to the extent any related Sub-Servicer does not do so, advance the payments referred to in Section 3.08(b) that are not timely paid by the Mortgagors; provided, however, that the Master Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise out of the related Mortgage Loan; and provided further, that such payments shall be advanced when the tax, premium or other cost for which such payment is intended is due.

         SECTION 3.09      PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT.
                           ------------------------------------------------

         (a) The Master Servicer may (and, with respect to clauses (v) and (vii) below, shall), from time to time, make, to the extent required or authorized hereunder, withdrawals from the Custodial Account for the following purposes:

                  (i) to pay to the Master Servicer from funds on deposit in the Custodial Account earnings on or investment income with respect to funds in the Custodial Account less losses referred to in Section 3.07(iv);

                  (ii) to reimburse the Master Servicer for advances made pursuant to Sections 3.01, 3.08, 3.10, 3.11, 3.13, 5.04 and 5.05
         hereof, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received in respect of the particular Mortgage Loan (including, for this purpose, Insurance Proceeds, Liquidation Proceeds, amounts representing proceeds of other insurance policies, if any, covering the related Mortgaged Property, rental and other income from REO Property and proceeds of any purchase or repurchase of the related Mortgage Loan);

                  (iii) to reimburse the Master Servicer for any Nonrecoverable Advances made in respect of any Mortgage Loan;

                  (iv) to reimburse the Master Servicer from Liquidation Proceeds for Liquidation Expenses and, to the extent that Liquidation Proceeds after such reimbursement are in excess of the Scheduled Principal Balance of the related Mortgage Loan together with accrued and unpaid interest thereon at a rate equal to the Mortgage Rate, to pay out of such excess the amount of any unpaid servicing compensation to the Master Servicer with respect to any Mortgage Loan, which may include any unpaid servicing compensation to a Sub-Servicer (for disbursement in accordance with Section 3.16 hereof);

                  (v) to pay to the Mortgage Loan Seller or the Master Servicer, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Sections 2.01, 2.02, 2.04 or 3.12 hereof all amounts received thereon and not taken into account in determining the Purchase Price of such repurchased Mortgage Loan;

                  (vi) to reimburse the Master Servicer or the Seller for expenses incurred by and reimbursable to the Master Servicer or the Seller pursuant to Section 7.03 hereof or Section 9.10(f);

                  (vii) to withdraw any amount deposited in the Custodial Account pursuant to Section 3.07 and not required to be deposited therein; and

                  (viii) to clear and terminate the Custodial Account upon termination of this Agreement pursuant to Section 10.01 hereof.

         The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) through
(v).

         (b) On or prior to the Servicer Remittance Date, after payment of items
(i) through (ix) of Section 3.09(a), the Master Servicer shall withdraw from the Custodial Account and remit the following:

                  (i) to the PMI Insurer, the PMI Insurance Premium for such Servicer Remittance Date;

                  (ii) to the Trustee, in immediately available funds, an amount equal to the Total Distribution Amount for such Distribution Date, which the Trustee, upon receipt thereof, shall deposit in the Certificate Account.

         SECTION 3.10 MAINTENANCE OF PRIMARY MORTGAGE INSURANCE POLICIES AND PMI POLICY; COLLECTIONS THEREUNDER.
                           --------------------------------------------------

         (a) The Master Servicer shall not take, or permit any Sub-Servicer to take, any action that would result in loss of coverage under any applicable Primary Mortgage Insurance Policy for any loss which, but for the actions of the Master Servicer or Sub-Servicer, would have been covered thereunder.

         (b) The Master Servicer shall keep in full force and effect each Primary Mortgage Insurance Policy applicable to a Mortgage Loan being serviced by it until the principal balance of the related Mortgage Loan, in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, is reduced to (i) 80% or less of the Appraised Value or (ii) 80% or less of its current value based on a new appraisal. The Master Servicer agrees to pay to the extent the related Mortgagor does not do so, the premiums for each Primary Mortgage Insurance Policy on a timely basis and shall use its best reasonable efforts to cause itself or the Sub-Servicer to be named as loss payee; provided, however, that the Master Servicer shall be required to pay such premiums only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise out of the related Mortgage Loan. In the event that the insurer under any Primary Mortgage Insurance Policy shall cease to be qualified to transact a mortgage guaranty insurance business under the laws of the state of its organization or any other state that has jurisdiction over such insurer (or if such insurer's claims-paying ability shall adversely affect the rating on the Class A Certificates) or such Primary Mortgage Insurance Policy is cancelled or terminated for any reason, the Master Servicer shall exercise its best reasonable efforts to obtain, or to cause the related Sub-Servicer to obtain, from another Qualified Insurer, a replacement policy comparable to such Primary Mortgage Insurance Policy at the expense of the Mortgagor. The Master Servicer shall not consent to the cancellation or refusal to renew any such Primary Mortgage Insurance Policy applicable to any Mortgage Loan, which is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Mortgage Insurance Policy for such cancelled or non-renewed policy is maintained with an insurer with a rating not lower than the insurer issuing the Primary Mortgage Insurance Policy in effect at the date of the initial issuance of the Certificates or whose claims-paying will not adversely affect the rating on the Certificates or unless any such cancellation or refusal, or consent thereto, will not adversely affect the rating on the Certificates. In connection with any assumption and modification agreement entered into by the Master Servicer or a Sub-Servicer pursuant to Section 3.12, the Master Servicer shall obtain a replacement Primary Mortgage Insurance Policy, as provided above.

         (c) The Master Servicer shall cooperate with the PMI Insurer and shall use its best efforts to furnish to the PMI Insurer all reasonable information in the possession of the Master Servicer or to which the Master Servicer has access with respect to each Mortgage Loan.

         (d) In the event of a default by the PMI Insurer under the PMI Policy (a "Replacement Event"), the Master Servicer shall use its best efforts to obtain a substitute lender-paid primary mortgage insurance policy (a "Substitute PMI Policy"); PROVIDED, HOWEVER, that the Master Servicer shall not be obligated, and shall have no liability for failing, to obtain a Substitute PMI Policy unless such Substitute PMI Policy can be obtained on the following terms and conditions: (i) the Certificates shall be rated no lower than the rating assigned by each Rating Agency to the Certificates immediately prior to such Replacement Event, as evidenced by a letter from each Rating Agency addressed to the Seller, the Master Servicer and the Trustee, (ii) the timing and mechanism for drawing on such new Substitute PMI Policy shall be reasonably acceptable to the Master Servicer and the Trustee and (iii) the premiums under the proposed Substitute PMI Policy shall not exceed such premiums under the existing PMI Policy.

         (e) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, and on behalf of the Trustee for the benefit of the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and claims to the PMI Insurer with respect to the PMI Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies or the PMI Policy respecting defaulted Mortgage Loans. Pursuant to Section 3.07 hereof, any amounts collected by the Master Servicer under any Primary Mortgage Insurance Policy or the PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.09 hereof.

         SECTION 3.11      MAINTENANCE OF HAZARD INSURANCE AND OTHER INSURANCE.
                           ---------------------------------------------------

         (a) The Master Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the replacement cost of improvements securing such Mortgage Loan or its Scheduled Principal Balance, whichever is less.

         (b) Each policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause complying in all material respects in form and substance to applicable Fannie Mae guidelines. The Master Servicer shall cause to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, liability insurance and, to the extent described below, flood insurance. Pursuant to
Section 3.07 hereof, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the terms of the applicable Mortgage or the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.09 hereof.

         Any cost incurred by the Master Servicer or the related Sub-Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the Scheduled Principal Balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of payments by the related Mortgagor or out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by
Section 3.09 hereof. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance to be maintained. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid Scheduled Principal Balance of the related Mortgage Loan or (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program, if the area in which such Mortgaged Property is located is participating in such program. Notwithstanding anything in this paragraph to the contrary, the Master Servicer shall be required to pay the costs of maintaining any insurance contemplated by this Section 3.11 only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise out of the related Mortgage Loan.

         (c) In the event that the Master Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of Section 3.11(a), it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers, and provided that the provider of such blanket policy is rated by A.M. Best Company A:V or higher and the claims-paying ability of such provider is rated in one of the three highest rating categories by at least one nationally recognized statistical rating organization. If such policy contains a deductible clause, the Master Servicer shall, to the extent that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of Section 3.11(a) and there shall have been a loss that would have been covered by such policy, remit to the Trustee for deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause, accompanied by a certificate of a Servicing Officer describing the calculation of such amount. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Seller, the Trustee or its agent for the benefit of the Certificateholders, claims under any such blanket policy.

         SECTION 3.12      ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION
                           AGREEMENTS.
                           ----------------------------------------------

         (a) Except as otherwise provided in this Section 3.12(a), when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer shall, to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required

Insurance Policy. In the event that the Master Servicer or the related Sub-Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, the Master Servicer is authorized, subject to Section 3.12(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.12(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this
Section 3.12(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing, for any reason whatsoever.

         (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.12(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, if an assumption is permitted under Section 3.12(a) and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage held for the benefit of the Certificateholders that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall deliver or cause to be delivered to the Trustee for signature the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Master Servicer shall also deliver or cause to be delivered to the Trustee with the foregoing documents a letter explaining the nature of such documents and the reason or reasons why the Trustee's signature is required.

         With such letter, the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer certifying that: (i) a Servicing Officer has examined and approved such documents as to form and substance, (ii) the Trustee's execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (iii) any required consents of insurers under any Required Insurance Policies have been obtained and (iv) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof or, if the Mortgage Loan provided that the amortization period on which the Monthly Payments were based was a longer period, such period has not been extended, (D) the interest rate on the Mortgage Loan will not be altered nor will the term of the Mortgage Loan be increased as a result of such assumption or transfer and
(E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the Master Servicer used the same underwriting standards in evaluating the creditworthiness of the purchaser/transferee as were used in making the original Mortgage Loan, and, based on such underwriting criteria, such release will not (based on the Master Servicer's good faith determination) adversely affect the collectibility of the Mortgage Loan. Upon receipt of such certificate, the Trustee for the benefit of the Certificateholders shall execute any necessary instruments for such assumption or substitution of liability. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or its agent for the benefit of the Certificateholders and deposited with the Trustee Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

         In the event that the Master Servicer, in connection with any such assumption or modification agreement or supplement to the Mortgage Note, is unable to deliver the certificate of the Servicing Officer set forth above, the Master Servicer shall purchase, or cause the related Sub-Servicer to purchase, the related Mortgage Loan in the manner, and at the Purchase Price, set forth in
Section 2.04(b) hereof.

         SECTION 3.13      REALIZATION UPON DEFAULTED MORTGAGE LOANS.
                           -----------------------------------------

         (a) The Master Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which, in the reasonable judgment of the Master Servicer, no satisfactory arrangements can, in accordance with prudent lending practices, be made for collection of delinquent payments pursuant to
Section 3.01 hereof. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and for its own portfolio and as are in accordance with the requirements of the insurer under any Required Insurance Policy and shall deliver to the Trustee a liquidation report with respect to the related Mortgage Loan on the form of report customarily prepared by the Master Servicer. In particular, the Master Servicer will service each Mortgage Loan in a manner that preserves the right to proceed against all collateral securing such Mortgage Loan (e.g., in accordance with any applicable "single action" rule). The Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration, repair, protection or maintenance of any property unless it shall determine in its sole discretion that such expenses will be recoverable to it as Liquidation Expenses either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.09(a) hereof) or through Insurance Proceeds (respecting which it shall have similar priority). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 3.09 hereof.

         (b) In the event that any Mortgaged Property becomes an REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such REO Property on such terms and conditions and for such periods as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders. Notwithstanding anything herein to the contrary, in the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer, on behalf of the Trust Fund, shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any REMIC as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause any REMIC to fail to qualify as a REMIC under the Code at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such circumstances or manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (c) The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding on behalf of the Certificateholders, net of reimbursement to the Master Servicer for expenses incurred (including any taxes) in connection with such management, advances made by the Master Servicer pursuant to Sections 3.01, 3.08, 3.10, 3.11, 3.13, 5.04 or 5.05 in connection with the related Mortgage Loan or REO Property and Liquidation Expenses incurred by the Master Servicer in connection with the related Mortgage Loan, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing and principal amortizing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal of and interest on the related Mortgage Notes and shall be deposited into the Custodial Account.

         (d) Prior to obtaining or causing the Trustee to obtain a deed as a result of or in lieu of foreclosure, or otherwise acquiring (or causing the Trustee to acquire) possession of or title to any

Mortgaged Property, if the Master Servicer determines that obtaining a deed or otherwise acquiring title or possession of such Mortgaged Property would likely subject the Master Servicer, the Trustee or the Trust Fund to substantial liability in respect of environmental conditions concerning the Mortgaged Property, (a) the Master Servicer shall (i) notify the Trustee and the Seller of such determination and (ii) refrain from obtaining or directing the Trustee to obtain a deed as a result of or in lieu of foreclosure or otherwise acquiring title or possession to such Mortgaged Property and (b) the obligations of the Master Servicer to make advances, including, without limitation, Monthly Advances, in connection with the Mortgage Loan in question shall cease as of the date that the Master Servicer makes such determination.

         SECTION 3.14      TRUSTEE TO COOPERATE; RELEASE OF TRUSTEE MORTGAGE
                           FILES.
                           -------------------------------------------------

         Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, and upon notification by the Master Servicer in the form of a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account have been or will be so deposited) of a Servicing Officer and a Request for Release of the Trustee Mortgage File in the form of Exhibit G hereto the Trustee shall promptly release the related Trustee Mortgage File to the Master Servicer, and the Trustee shall execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release, satisfaction or assignment of mortgage or such instrument releasing the lien of the Mortgage, and, in each case, such other documents or instruments as may be reasonably required in connection therewith, as directed by the Master Servicer, together with the Mortgage Note with written evidence of cancellation thereon. The provisions of the immediately preceding sentence shall not, in any manner, limit or impair the right of the Master Servicer to execute and deliver, on behalf of the Trustee, the Certificateholders or any of them, any and all instruments of satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account but shall be paid by the Master Servicer. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including, without limitation, for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial or total release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Trustee Mortgage File, the Trustee shall, upon request of the Master Servicer and the delivery to the Trustee of a Request for Release signed by a Servicing Officer, in the form of Exhibit G hereto, release the Trustee Mortgage File to the Master Servicer. If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property, the Master Servicer shall deliver to the Trustee, for signature as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity, together with a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee. A Servicing Officer shall certify as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate the insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage except for the termination of such lien upon completion of the foreclosure.

         SECTION 3.15 DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER SERVICER TO BE HELD FOR THE TRUSTEE FOR THE BENEFIT OF THE CERTIFICATEHOLDERS.
                           --------------------------------------------------

         Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee to the extent required by this Agreement all documents and instruments coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for the benefit of the Certificateholders for any funds received by the Master Servicer or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Master Servicer Mortgage Files or Trustee Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, including but not limited to, any funds on deposit in the Custodial Account, shall be held by the Master Servicer for and on behalf of the Trustee for the benefit of the Certificateholders and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Master Servicer Mortgage File or Trustee Mortgage File or any funds that are deposited in the Custodial Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Master Servicer Mortgage File or Trustee Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement subject to the terms of this Agreement.

         SECTION 3.16      SERVICING COMPENSATION; COMPENSATING INTEREST.
                           ---------------------------------------------

         (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to (i) retain from the Monthly Payments the Servicing Fee for each Mortgage Loan and (ii) retain from the Custodial Account or withdraw from the Custodial Account the amounts specified in subclause (i) of Section 3.09(a) hereof as payable to it.

         (b) Additional servicing compensation in the form of prepayment penalties, fees or premiums, assumption fees, modification fees, late payment charges or otherwise or any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise shall be retained by the Master Servicer to the extent not required to be deposited in the Custodial Account pursuant to Section 3.07 hereof. To the extent provided in this Agreement, the Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of premiums for Primary Mortgage Insurance Policies, to the extent such premiums are not required to be paid or have not been paid by the related Mortgagor or the related Sub-Servicer, payment of any premiums for hazard insurance, as required by Section 3.11 hereof and maintenance of the other forms of insurance coverage required by Section 3.11 hereof, the payment of servicing compensation to any Sub-Servicers pursuant to any Sub-Servicing Agreement and the payment of the expenses of the Trustee to the extent provided in Section 9.05), and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.09, 3.13, 4.01 and 5.05 hereof.

         (c) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. The Master Servicer shall, within one Business Day of each Distribution Date, remit to the Trustee (but without duplication of any Compensating Interest taken into account in any Monthly Advance made on such date) the Compensating Interest due on such Distribution Date.

         (d) In addition to the foregoing, in consideration for entering into this Agreement, the Mortgage Loan Seller assigns all of its right, title and interest to the Retained Interest to the Master Servicer. The Master Servicer, so long as it is acting in such capacity hereunder, shall be entitled to retain the Retained Interest as servicing compensation on a daily basis from collections on the Mortgage Loans, and any successor to the Master Servicer hereunder shall automatically succeed to such right.

         SECTION 3.17      REPORTS TO THE SELLER; ACCOUNT STATEMENTS.
                           -----------------------------------------

         Within five Business Days following each Distribution Date, the Master Servicer shall deliver to the Trustee a statement setting forth the status of the Custodial Account, if any, as of the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account, if any, for each category of deposit specified in Section 3.07 hereof and each category of withdrawal specified in Section 3.09 hereof. The Master Servicer shall forward a copy of such statement to the Rating Agencies.

         SECTION 3.18      ANNUAL STATEMENT AS TO COMPLIANCE.
                           ---------------------------------

         The Master Servicer shall deliver to the Seller and the Trustee on or before March 31 of each year, commencing March 31, 2001, an Officers' Certificate stating, as to each signer thereof, that (a) a review of the activities of the Master Servicer during the year ended on the preceding December 31 and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision, (b) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, (c) a Servicing Officer has conducted an examination of the activities of each Sub-Servicer during the immediately preceding year and its performance under any Sub-Servicing Agreement, and (d) to the best of such Servicing Officer's knowledge, based on such examination, each Sub-Servicer has performed and fulfilled its duties, responsibilities and obligations under such Sub-Servicing Agreement in all material respects throughout such year, or if there has been a default in the performance or fulfillment of any such


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



duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof. The Master Servicer shall forward a copy of each such statement to the Rating Agencies.

         SECTION 3.19      ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING
                           REPORT.
                           ------------------------------------------------

         On or before March 31 of each year, beginning with the first March 31 that occurs at least eleven months after the Cut-off Date, the Master Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Seller and the Trustee for the benefit of the Certificateholders to the effect that such firm has examined certain documents substantially similar to this Agreement and records relating to the servicing of mortgage loans serviced by the Master Servicer or any successor master servicer that are substantially similar to the Mortgage Loans and that, on the basis of an examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac, such servicing has been conducted in compliance with such agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac requires it to report. In rendering such statement such firm may rely, as to matters relating to direct servicing of Mortgage Loans by Sub-Servicers, if any, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac (rendered within one year of such statement) of independent public accounts with respect to the related Sub-Servicer. The Master Servicer shall forward a copy of each such report to the Rating Agencies.

         SECTION 3.20      REPORTS TO TRUSTEE.
                           ------------------

         On or prior to each Determination Date, the Master Servicer shall cause to be delivered to the Trustee a monthly servicing report in electronic format containing the information necessary to enable the Trustee to make the distribution required by Section 5.02 and prepare the information set forth in
Section 4.03(a). The Trustee may conclusively rely on information provided by the Master Servicer and shall have no obligation to recompute, recalculate, or verify the accuracy of such information.


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                                   ARTICLE IV

                        ADMINISTRATION OF THE TRUST FUND

         SECTION 4.01      CERTIFICATE ACCOUNT.
                           -------------------

         (a) The Trustee shall establish, prior to the Closing Date, and shall maintain, in the name of the Trustee on behalf of the Holders of interests in the Trust Fund, the Certificate Account, which shall be an Eligible Account, into which the Trustee upon receipt from the Master Servicer shall deposit all payments remitted by the Master Servicer and any amounts required to be remitted by the Seller pursuant to the terms hereof. All distributions to be made from time to time to Holders of interests in the Trust Fund out of funds in the Certificate Account shall be made by or on behalf of the Trustee. The Certificate Account shall relate solely to the Certificates issued hereunder and funds in the Certificate Account shall be held separate and apart from and shall not be commingled with any monies including, without limitation, other monies of the Trustee held under this Agreement. The Trustee will give notice to the Master Servicer and the Seller of the location of the Certificate Account and of any change thereof, prior to the use thereof. Funds held in the Certificate Account and delivered to the Trustee earlier than one Business Day prior to the next Distribution Date (or delivered on such Distribution Date within time frames to be agreed upon between the Master Servicer and the Trustee) shall be invested by the Trustee in Eligible Investments as directed by the Master Servicer for the benefit of the Master Servicer or shall remain uninvested. The Trustee shall cause each such Eligible Investment to be Delivered to it or its nominee (including a securities intermediary). All income and gain net of any losses realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to withdrawal at the Master Servicer's direction from time to time. The amount of any losses net of any gains incurred by the Master Servicer in respect of any such investments shall be deposited in the Certificate Account out of the Master Servicer's own funds immediately as realized.

         (b) The Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Certificate Account for the following purposes:

                  (i) as directed by the Master Servicer, to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

                  (ii) to reimburse the Master Servicer for any unreimbursed Nonrecoverable Advance;

                  (iii) to make required distributions pursuant to Section 5.02; and

                  (iv) to pay to the Seller or the Master Servicer any amount to which it is entitled pursuant to Section 7.03.



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



         SECTION 4.02      RESERVED.
                           --------

         SECTION 4.03      MONTHLY STATEMENTS TO CERTIFICATEHOLDERS.
                           ----------------------------------------

         (a) Not later than each Distribution Date, the Trustee shall prepare (on the basis of information obtained by the Master Servicer) and the Trustee shall cause to be forwarded by mail to each Certificateholder, the Master Servicer, the Seller, Bloomberg, and the Rating Agencies a statement setting forth the following information as to each Class of Certificates to the extent received from the Master Servicer.

                  (i) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates, to the extent applicable, allocable to principal on the Mortgage Loans, including Liquidation Proceeds and Insurance Proceeds, stating separately the amount attributable to scheduled principal payments and unscheduled payments in the nature of principal;

                  (ii) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates allocable to interest;

                  (iii) (A) the aggregate amount of any Monthly Advances required to be made by or on behalf of the Master Servicer with respect to such Distribution Date, (B) the aggregate amount of such Monthly Advances actually made, and (C) the amount, if any, by which (A) above exceeds (B) above;

                  (iv) the Aggregate Loan Balance as of the close of business on the last day of the related Due Period, after giving effect to payments allocated to principal reported under clause (i) above;

                  (v) the Current Principal Amount of each Class of Certificates, to the extent applicable, as of such Distribution Date after giving effect to payments allocated to principal reported under clause (i) above, separately identifying any reduction of any of the foregoing Current Principal Amounts due to Realized Losses;

                  (vi) any Realized Losses realized with respect to the Mortgage Loans in (x) in the applicable Prepayment Period and (y) in the aggregate since the Cut-off Date;

                  (vii) the amount of the Servicing Fees retained by the Master Servicer during the Due Period to which such distribution relates;

                  (viii) the number and aggregate Scheduled Principal Balance of Mortgage Loans, as reported to the Trustee by the Master Servicer, (a) remaining outstanding as of the end of the prior calendar month, and
         (b) delinquent 30 to 59 days on a contractual basis, (c) delinquent 60 to 89 days on a contractual basis, (d) delinquent 90 or more days on a contractual basis, and (e) as to which foreclosure proceedings have been commenced, in the case of the foregoing clauses (b) and (c), as of the Determination Date and in the case of the


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



         foregoing clauses (a), (d) and (e), as of the close of business on the last Business Day of the immediately preceding month;

                  (ix) the book value (within the meaning of 12 C.F.R. ss.
         571.13 or comparable provision) of each REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

                  (x) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan and the number of such Mortgage Loans as of the close of business on the Distribution Date in such preceding month;

                  (xi) with respect to replacement of Mortgage Loans in the preceding calendar month, the Scheduled Principal Balance of each Deleted Mortgage Loan and of each Replacement Mortgage Loan;

                  (xii) the aggregate outstanding Net Prepayment Interest Shortfalls, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date; and

                  (xiii) the Pass-Through Rate applicable to such Distribution Date with respect to each Class of Certificates.

         In the case of information furnished pursuant to subclauses (i), (ii) and (vi) above, the amounts shall be expressed as a dollar amount per $1,000 of original principal amount of Certificates.

         (b) Upon reasonable advance notice in writing, if required by federal regulation, the Trustee will provide to each Certificateholder that is a savings association, bank or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Certificates and the Master Servicer shall cooperate with the Trustee in providing such information; provided, however, that the Trustee shall be entitled to be reimbursed by each such Certificateholder for the Trustee's actual expenses incurred in providing such reports and access. The Trustee will provide to any Certificateholder upon request the outstanding Current Principal Amounts as of the date requested and, if then known by the Trustee, the outstanding Current Principal Amount after giving effect to any distribution to be made on the next following Distribution Date.

         (c) Upon the written request of any Certificateholder, the Trustee, as soon as reasonably practicable, shall provide the Certificateholder with such information as has been provided by the Seller to the Trustee, for purposes of satisfying applicable information reporting requirements under Rule 144A.

         (d) Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Trustee shall send to each Person who at any time during the


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



calendar year was a Certificateholder of record, and make available to each Beneficial Holder (identified as such by the Clearing Agency) in accordance with applicable regulations, a report summarizing the items provided to Certificateholders pursuant to Section 4.03(a) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust Fund. The Master Servicer shall provide the Trustee with such information as is necessary for the Trustee to prepare such reports.


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




                                    ARTICLE V

                       DISTRIBUTIONS TO CERTIFICATEHOLDERS

         SECTION 5.01      DISTRIBUTIONS GENERALLY.
                           -----------------------

         (a) Subject to Section 10.01 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions in accordance with this Article V. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar (which shall initially be the Trustee) or, upon written request made to the Trustee at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Current Principal Amount of at least $1,000,000, or, in the case of a Class R Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, the Residual Certificate will remain outstanding until the termination of the REMIC and the payment in full of all other amounts due with respect to such Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office or at the office of the Trustee's New York presenting agent. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

         (b) All distributions or allocations made with respect to Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Current Principal Amounts (or Percentage Interests).

         SECTION 5.02      DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT.
                           ------------------------------------------

         (a) On each Distribution Date the Trustee shall withdraw from the Certificate Account the Total Distribution Amount for such date, shall allocate such amount to the interests issued in respect of the Trust Fund and shall distribute such amount as specified in this Section.

         (b) On each Distribution Date, the Trustee shall distribute the Interest Remittance Amount for such date in the following order of priority:

                  (i) to the Trustee, the Trustee Fee for such Distribution Date; and

                  (ii) to the Senior Certificates, pro rata, Accrued Certificate Interest for such Class and such Distribution Date, plus any unpaid Accrued Certificate Interest remaining unpaid from any prior Distribution Date;



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



                  (iii) to the Class M-1 Certificates, Accrued Certificate Interest for such Class and such Distribution Date, plus any unpaid Accrued Certificate Interest remaining unpaid from any prior Distribution Date;

                  (iv) to the Class M-2 Certificates, Accrued Certificate Interest for such Class and such Distribution Date, plus any unpaid Accrued Certificate Interest remaining unpaid from any prior Distribution Date;

                  (v) to the Class M-3 Certificates, Accrued Certificate Interest for such Class and such Distribution Date, plus any unpaid Accrued Certificate Interest remaining unpaid from any prior Distribution Date;

                  (vi) to the Class B-1 Certificates, Accrued Certificate Interest for such Class and such Distribution Date, plus any unpaid Accrued Certificate Interest remaining unpaid from any prior Distribution Date;

                  (vii) to the Class B-2 Certificates, Accrued Certificate Interest for such Class and such Distribution Date, plus any unpaid Accrued Certificate Interest remaining unpaid from any prior Distribution Date;

                  (viii) to the Class B-3 Certificates, Accrued Certificate Interest for such Class and such Distribution Date, plus any unpaid Accrued Certificate Interest remaining unpaid from any prior Distribution Date; and

                  (ix) any remaining Interest Remittance Amount to the Class R Certificates.

         (c) On each Distribution Date, the Trustee shall distribute the Principal Remittance Amount for such date as follows:

                  (i) to the holders of the Class R Certificates and Class A Certificates, in that order, to the extent of the Principal Remittance Amount, the Senior Principal Distribution Amount, in reduction of the Current Principal Amounts thereof, until the Current Principal Amounts thereof have been reduced to zero;

                  (ii) to the holders of the Class M-1 Certificates, to the extent of the portion of the Principal Remittance Amount remaining after the distribution in clause (i) above, the Class M-1 Principal Distribution Amount, in reduction of the Current Principal Amount thereof, until the Current Principal Amount thereof has been reduced to zero;

                  (iii) to the holders of the Class M-2 Certificates, to the extent of the portion of the Principal Remittance Amount remaining after distributions in clauses (i) and (ii) above, the Class M-2 Principal Distribution Amount, in reduction of the Current Principal Amount thereof, until the Current Principal Amount thereof has been reduced to zero;

                  (iv) to the holders of the Class M-3 Certificates, to the extent of the portion of the Principal Remittance Amount remaining after distributions in clauses (i) through (iii) above,


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



         the Class M-3 Principal Distribution Amount, in reduction of the Current Principal Amount thereof, until the Current Principal Amount thereof has been reduced to zero;

                  (v) to the holders of the Class B-1 Certificates, to the extent of the portion of the Principal Remittance Amount remaining after the distributions in clauses (i) through (iv) above, the Class B-1 Principal Distribution Amount, in reduction of the Current Principal Amount thereof, until the Current Principal Amount thereof has been reduced to zero;

                  (vi) to the holders of the Class B-2 Certificates, to the extent of the portion of the Principal Remittance Amount remaining after the distributions in clauses (i) through (v) above, the Class B-2 Principal Distribution Amount, in reduction of the Current Principal Amount thereof, until the Current Principal Amount thereof has been reduced to zero; and

                  (vii) to the holders of the Class B-2, Class B-1, Class M-3, Class M-2, Class M-1, Class A and Class B-3 Certificates, in that order, the Principal Remittance Amount remaining after the distributions in clauses (i) through (vi) above, in reduction of the Current Principal Amounts thereof, until the Current Principal Amounts thereof have been reduced to zero; and

                  (viii) to the holders of the Class R Certificates.

         Notwithstanding the foregoing, on any Distribution Date on which the Class Principal Amount of each Class of Certificates having a higher priority of distribution has been reduced to zero, any remaining Principal Remittance Amount will be distributed to the remaining Certificates in the order of priority set forth above until the Class Principal Amount of each such Class has been reduced to zero.

         (d) On or prior to each Determination Date, the Master Servicer shall determine the amount of any Deferred Interest in respect of each Mortgage Loan that occurred during the immediately preceding calendar month and provide such information to the Trustee pursuant to Section 3.20. With respect to any Distribution Date, the aggregate amount of Deferred Interest, if any, that is added to the Scheduled Principal Balance of the Mortgage Loans on the Due Date occurring in the month in which such Distribution Date occurs will be added to the Current Principal Amounts of the Certificates on a pro rata basis based on a fraction, the numerator of which is the Current Principal Amount of each such Class and the denominator of which is the aggregate Current Principal Amount of such Classes of Certificates, in each case immediately prior to such Distribution Date. Deferred Interest allocated to any Certificate on any Distribution Date will be added to the Current Principal Amount thereof on such Distribution Date and will thereafter bear interest at the then applicable Pass-Through Rate.

         SECTION 5.03      ALLOCATION OF LOSSES.
                           --------------------

         (a) On each Distribution Date, Realized Losses will be allocated to the Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, in the following order of priority:



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



                  (i) to the Class B-3 Certificates, until the Current Principal Amount thereof has been reduced to zero;

                  (ii) to the Class B-2 Certificates, until the Current Principal Amount thereof has been reduced to zero;

                  (iii) to the Class B-1 Certificates, until the Current Principal Amount thereof has been reduced to zero;

                  (iv) to the Class M-3 Certificates, until the Current Principal Amount thereof has been reduced to zero;

                  (v) to the Class M-2 Certificates, until the Current Principal Amount thereof has been reduced to zero;

                  (vi) to the Class M-1 Certificates, until the Current Principal Amount thereof has been reduced to zero; and

                  (vii) to the Class A Certificates, until the Current Principal Amount thereof has been reduced to zero.

         (b) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to any Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Current Principal Amounts of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of all of the Mortgage Loans as of the first day of the month of such Distribution Date (such limitation, the "Loss Allocation Limitation").

         (c) Any Realized Losses allocated to a Class of Certificates shall be allocated among the Certificates of such Class in proportion to their respective Current Principal Amounts. Any allocation of Realized Losses shall be accomplished by reducing the Current Principal Amount of the related Certificates on the related Distribution Date.

         (d) Realized Losses shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

         (e) On each Distribution Date, the Trustee shall determine the Subordinate Certificate Writedown Amount based solely on the information received from the Master Servicer. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Current Principal Amount of the Current Principal Amounts of the Subordinate Certificates, in the reverse order of their numerical Class designations, and then the Senior Certificates, pro rata based on their respective Current Principal Amounts, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.



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



         SECTION 5.04      MONTHLY ADVANCES BY THE MASTER SERVICER.
                           ---------------------------------------

         (a) Subject to the conditions of this Article V, the Master Servicer, as required below, on each Master Servicer Advance Date shall make an advance (a "Monthly Advance") to the Certificate Account, in the amount, if any, of the aggregate Monthly Payments less Net Prepayment Interest Shortfalls and Relief Act Shortfalls, after adjustment of the interest portion of each such Monthly Payment to the Net Mortgage Rate, on the Mortgage Loans that were due on the Due Date but that were not received and remitted to the Certificate Account on or prior to such Master Servicer Advance Date. The Master Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance, in the good faith judgment of the Master Servicer, will not be a Nonrecoverable Advance.

         (b) On the Determination Date immediately preceding the related Distribution Date, the Master Servicer shall determine whether and to what extent any Mortgagor has failed to make any Monthly Payment due on the Due Date and whether such deficiencies, if advanced by the Master Servicer, would be a Nonrecoverable Advance. If the Master Servicer shall have determined that it is not obligated to make the entire Monthly Advance because all or a lesser portion of such Monthly Advance would not be recoverable by the Master Servicer from related Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses), the Master Servicer shall deliver to the Trustee, not less than one Business Day after the related Determination Date, for the benefit of the Certificateholders, a certificate of a Servicing Officer setting forth the reasons for such determination.

         (c) In lieu of making all or a portion of any Monthly Advance, the Master Servicer may cause to be made an appropriate entry in its records relating to the Custodial Account that funds in such account, including but not limited to any amounts received in respect of scheduled principal and interest on any Mortgage due after the related Due Period, in excess of the Total Distribution Amount (less the amount of such Monthly Advance) for the related Distribution Date have been used by the Master Servicer in discharge of its obligation to make any such Monthly Advance. Any funds so applied shall be replaced by the Master Servicer by deposit, in the manner set forth above, in the Custodial Account no later than the next Master Servicer Advance Date to the extent that funds in the Custodial Account on such date are less than the amounts required to be distributed on the related Distribution Date. The Master Servicer shall be entitled to be reimbursed from the Custodial Account and the Certificate Account for all Monthly Advances of its own funds made pursuant to this Section as provided in Section 3.09 and 4.01.

         SECTION 5.05      ADVANCES FOR ATTORNEYS' FEES.
                           ----------------------------

         The Master Servicer shall make advances from time to time for attorneys' fees and court costs incurred, or which reasonably can be expected to be incurred, for the foreclosure of any Mortgage Loan or for any transaction in which the Trustee for the benefit of the Certificateholders is expected to receive a deed-in-lieu of foreclosure, unless the Master Servicer has made a good faith determination that such advances would be Nonrecoverable Advances. If the Master Servicer shall make a good faith determination that such advances would not be so recoverable, the Master Servicer shall promptly deliver to the Trustee a Certificate of a Servicing Officer setting forth the reasons for


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



such determination. The Master Servicer shall be entitled to reimbursement for any such advance as provided in Section 3.09 hereof.

         SECTION 5.06      NONRECOVERABLE ADVANCES.
                           -----------------------

         The determination by the Master Servicer that it has made a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer promptly delivered to the Trustee setting forth the reasons for such determination. Following the Trustee's receipt of such certificate, the Master Servicer shall be entitled to reimbursement for such Nonrecoverable Advance as provided in Section 3.09 and 4.01 hereof.

         SECTION 5.07      ADVANCE PROCEDURES.
                           ------------------

         (a) If, on any Determination Date, the Master Servicer determines to make a Monthly Advance in accordance with Section 5.04, it shall make such Monthly Advance on or before noon, New York time, on the Business Day prior to the related Distribution Date (the "Master Servicer Advance Date"). The Master Servicer shall notify the Trustee of the aggregate amount of Monthly Advances for a Distribution Date on or before three Business Days prior to such Distribution Date. Any such Monthly Advance shall be included with the distribution on the related Distribution Date pursuant to Section 5.02.

         (b) In the event that the Master Servicer fails to make a Monthly Advance required to be made pursuant to Section 5.04 on or before the close of business, on the Master Servicer Advance Date, the Trustee shall on or before 12 noon, New York time on the next Business Day provide notice to the Master Servicer, by telephone and by writing (which may be by telecopy) of such failure and the amount of such failure and that continuance of such failure for a period of one Business Day thereafter will be an Event of Default.


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




                                   ARTICLE VI

                                THE CERTIFICATES

         SECTION 6.01      THE CERTIFICATES.
                           ----------------

         (a) The Certificates shall be in substantially the forms set forth in Exhibits A, B, C and D hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trustee or the Seller be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

         (b) The Definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

         (c) Each Class of Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Current Principal Amount specified in this paragraph. Each Class of Class A Certificates will be issued in minimum denominations of a $1,000 Current Principal Amount and integral multiples of $1 in excess thereof. Each Class of Class M Certificates will be issued in minimum denominations of a $25,000 Current Principal Amount and integral multiples of $1 in excess thereof. Each Class of Class B Certificates will be maintained in definitive, fully registered form in minimum denominations of $100,000 Current Principal Amount and integral multiples of $1 in excess thereof. The Class R Certificates will be issued as a single Certificate and maintained in definitive, fully registered form in a minimum denomination equal to 100% of the Percentage Interest of such Class. One Certificate of each Class of Certificates other than the Class R Certificates may be issued in any denomination in excess of the minimum denomination.

         (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.



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         SECTION 6.02      REGISTRATION OF TRANSFER AND EXCHANGE OF
                           CERTIFICATES.
                           ----------------------------------------

         (a) The Trustee shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

         (b) At the option of a Certificateholder, Certificates (other than Book-Entry Certificates which shall be subject to Section 6.07 hereof) may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trustee in the City of New York at 123 Washington Street, New York, New York 10006 where Certificates may be surrendered for registration of transfer or exchange. The Trustee will give prompt written notice to Certificateholders of any change in the location of the any such office or agency. The Certificate Register will be kept in Santa Ana, California at the offices of the Trustee located at the Corporate Trust Office and may be kept in an electronic form capable of printing out a hard copy of the Certificate Register. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

         (c) All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

         (d) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein. With respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate, the Trustee shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Seller or the Placement Agents, an affiliate (as defined in Rule 405 under the 1933 Act) of the Seller or the Placement Agents or (y) being made to a "qualified institutional buyer" (a "QIB") as defined in Rule 144A under the 1933 Act by a transferor that has provided the Trustee with a certificate in the form of Exhibit H hereto.

         (e) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) in the case of a Class B-1, Class B-2 or Class B-3 Certificate, a certificate substantially in the form of Exhibit I hereto from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee, the Master Servicer and the Seller to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or
Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Seller to any obligation in addition to those undertaken in the Agreement; provided,


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however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Seller. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

         (f) As a condition of the registration of transfer or exchange of any Certificate, the Trustee may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Trustee shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of Certificate.

         (g) Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224, Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a "Non-permitted Foreign Holder").

         Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit J-1 representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a "Permitted Transferee") and the proposed transferor shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit J-2. In addition, the Trustee may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Seller and the Trustee satisfactory in form and substance to the Seller, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. The Trustee shall not be under any liability to any person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder or for the maturity of any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so


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long as the transfer was effected in accordance with this Section 6.02(g), unless the Trustee shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Trustee shall be paid and delivered to the last preceding Holder of such Residual Certificate.

         If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 6.02(g), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02(g), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02(g), for making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 6.02(g).

         (h) Each Holder of a Residual Certificate, by such Holder's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

         SECTION 6.03      MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.
                           -------------------------------------------------

         If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Master Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section 6.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.



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         SECTION 6.04      PERSONS DEEMED OWNERS.

         Subject to the provisions of Section 6.07 with respect to any Book-Entry Certificates, prior to due presentation of a Certificate for registration of transfer, the Master Servicer, the Trustee, and any agent of the Master Servicer or the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee nor any agent of the Master Servicer or the Trustee shall be affected by any notice to the contrary.

         SECTION 6.05      ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND
                           ADDRESSES.
                           -----------------------------------------------

         (a) If three or more Certificateholders (i) request in writing from the Trustee a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trustee shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

         (b) The Master Servicer, so long as it is the Master Servicer hereunder, shall have unlimited access to a list of the names and addresses of the Certificateholders which list shall be provided by the Trustee promptly upon the request of the Master Servicer.

         SECTION 6.06      MAINTENANCE OF OFFICE OR AGENCY.
                           -------------------------------

         The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates its office at 123 Washington Street, New York, New York 10006 as its office for such purpose. The Trustee will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

         SECTION 6.07      BOOK-ENTRY CERTIFICATES.
                           -----------------------

         (a) Each class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Seller. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of DTC, and no Beneficial Holder will receive a definitive certificate representing such Beneficial Holder's interest in the Book-Entry Certificates, except as provided in Section 6.09. Unless and until Definitive Certificates have been issued to the Beneficial Holders pursuant to Section 6.09:



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                  (i) the provisions of this Section 6.07 shall be in full force and effect with respect to such Book-Entry Certificates;

                  (ii) the Seller and the Trustee may deal with the Clearing Agency for all purposes with respect to such Book-Entry Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

                  (iii) to the extent that the provisions of this Section 6.07 conflict with any other provisions of this Agreement, the provisions of this Section 6.07 shall control;

                  (iv) the rights of the Beneficial Holders of such Book-Entry Certificates shall be exercised only through the Clearing Agency and the Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.09, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Certificates to such Participants; and

                  (v) any transferee of a beneficial interest in a Restricted Certificate in the form of a Book-Entry Certificate will be deemed to have made one of the representations set forth in Exhibit H hereto and if any purported transferee shall become a registered Holder of a Restricted Certificate in violation of such representations, then the last preceding qualified transferee shall be deemed restored to all rights as Holder thereof retroactive to the date of such transfer of such Restricted Certificate.

         (b) For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of each Class of such Book-Entry Certificates evidencing a specified percentage of the aggregate unpaid principal amount of such Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning such Certificates evidencing the requisite percentage of principal amount of such Certificates. The Clearing Agency may take conflicting actions with respect to each Class of such Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

         SECTION 6.08      NOTICES TO CLEARING AGENCY.
                           --------------------------

         Whenever notice or other communication to the Holders of each Class of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 6.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of each Class of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.



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         SECTION 6.09      DEFINITIVE CERTIFICATES.
                           -----------------------

         If (a) the Seller advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Trustee or the Seller is unable to locate a qualified successor, (b) the Seller, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to any or all of the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Holders of each Class of Book-Entry Certificates evidencing not less than 66-2/3% of the aggregate Current Principal Amount of such Class of the Book-Entry Certificates advise the Trustee in writing that the continuation of a book-entry system with respect to the such Certificates through the Clearing Agency is no longer in the best interests of the Holders of such Certificates with respect to such Class of the Book-Entry Certificates, the Trustee shall notify all Holders of such Certificates of the occurrence of any such event and the availability of Definitive Certificates. Upon surrender to the Trustee of the such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall authenticate and deliver the Definitive Certificates. Neither the Seller nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.


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                                   ARTICLE VII

            THE SELLER, MORTGAGE LOAN SELLER AND THE MASTER SERVICER

         SECTION 7.01 LIABILITIES OF THE SELLER, MORTGAGE LOAN SELLER AND THE MASTER SERVICER.
                           ---------------------------------------------------

         (a) The Seller, Mortgage Loan Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

         (b) It is understood and agreed that the obligation under this Agreement of the Mortgage Loan Seller or the Master Servicer to repurchase or substitute any Mortgage Loan as to which any breach of representation or warranty or other obligation contained in Section 2.01, 2.02, 2.03, 2.04 or 3.12 of this Agreement or in Section 2 of the Mortgage Loan Purchase Agreement has occurred and is continuing shall constitute the sole and exclusive remedy respecting such breach available to the Seller, the Certificateholders or the Trustee on their behalf so long as the Mortgage Loan Seller repurchases or substitutes any such Mortgage Loan. Neither the Certificateholders nor the Trustee on their behalf shall be entitled to any consequential damages.

         (c) Without limiting the effect of Section 7.01(b), the Master Servicer shall defend and indemnify the Trust Fund, the Trustee, the Seller, the Certificate Registrar, the Mortgage Loan Seller and the Certificateholders against any and all costs, expenses, losses, damages, claims or liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions (including penalties or fees imposed by any governmental or regulatory body or agency) in respect of any breach of the Master Servicer's covenants, representations or warranties set forth herein or in respect of any action taken or omitted by the Master Servicer with respect to any Mortgage Loan constituting a failure by the Master Servicer to perform its obligations under this Agreement. This indemnity shall survive any Event of Default (but a Master Servicer's obligations under this Section 7.01 shall not relate to any actions of any predecessor or subsequent Master Servicer after an Event of Default) and any payment of the amount owing under, or any repurchase by the Master Servicer of, any such Mortgage Loan.

         (d) Without limiting the effect of Section 7.01(b), the Mortgage Loan Seller shall defend and indemnify the Trust Fund, the Trustee, the Seller, the Certificate Registrar, the Master Servicer and the Certificateholders against any and all costs, expenses, losses, damages, claims or liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions (including penalties or fees imposed by any governmental or regulatory body or agency) in respect of any breach of the Mortgage Loan Seller's covenants, representations or warranties set forth herein or in respect of any action taken or omitted by the Mortgage Loan Seller with respect to any Mortgage Loan constituting a failure by the Mortgage Loan Seller to perform its obligations under this Agreement. This indemnity shall survive any payment of the amount owing under, or any repurchase by the Mortgage Loan Seller of, any such Mortgage Loan.



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         (e) Any amounts received by the Trustee from the Mortgage Loan Seller or Master Servicer on behalf of the Trust Fund pursuant to this Article VII shall be deposited in the Certificate Account and shall be distributed as part of the Total Distribution Amount. If either the Mortgage Loan Seller or the Master Servicer has made any indemnity payments to the Trustee pursuant to this
Article VII and the Trustee thereafter collects any of such amounts from others, the Trustee will repay such amounts collected to the Mortgage Loan Seller or Master Servicer, as applicable, together with any interest collected thereon.

         SECTION 7.02 MERGER OR CONSOLIDATION OF THE SELLER, THE MORTGAGE LOAN SELLER OR THE MASTER SERVICER.
                           ---------------------------------------------------

         (a) Subject to Section 7.02(b), the Seller, the Mortgage Loan Seller and the Master Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         (b) Any of the Mortgage Loan Seller, the Master Servicer or the Seller may merge or consolidate with any Person, and any Person into which the Mortgage Loan Seller, the Master Servicer or the Seller may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Mortgage Loan Seller or the Master Servicer shall be a party, or any Person succeeding to the business of the Mortgage Loan Seller, Master Servicer or the Seller, shall be the successor of the Mortgage Loan Seller, the Master Servicer or the Seller, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

         (c) Notwithstanding anything else in this Section 7.02 or in Section
7.04 hereof to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement (except for the obligation of the Master Servicer or Mortgage Loan Seller to effectuate repurchases or substitutions of Mortgage Loans hereunder, including pursuant to
Section 2.01, 2.02 or 2.04 hereof, which shall remain with Washington Mutual hereunder); provided, however, that the Master Servicer gives the Seller and the Trustee notice of such assignment; and provided further, that such purchaser or transferee accepting such assignment and delegation shall be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Seller and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement. In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement (except as provided above), except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.


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         SECTION 7.03      LIMITATION ON LIABILITY OF THE SELLER, THE MASTER
                           SERVICER AND OTHERS.
                           -------------------------------------------------

         Neither the Seller nor the Master Servicer nor any of the directors, officers, employees or agents of the Seller or the Master Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or the Master Servicer against any breach of representations or warranties made by it herein or protect the Seller or the Master Servicer or any such person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer and any director, officer, employee or agent of the Seller or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller, the Master Servicer and any director, officer, employee or agent of the Seller or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that either the Seller or the Master Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder.

         SECTION 7.04      MASTER SERVICER NOT TO RESIGN.
                           -----------------------------

         The Master Servicer shall not resign from the obligations and duties imposed upon it hereunder except upon determination that such obligations and duties hereunder are no longer permissible under applicable law or except in connection with a permitted assignment pursuant to Section 7.02. Any such determination that the Master Servicer's obligations are no longer permissible shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. The Master Servicer shall give notice of any proposed resignation to the Trustee, the Certificateholders and the Rating Agencies. No such resignation by the Master Servicer shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 8.02 hereof or shall affect any obligation of the Mortgage Loan Seller hereunder.

         SECTION 7.05      ERRORS AND OMISSIONS INSURANCE; FIDELITY BONDS.
                           ----------------------------------------------

         The Master Servicer shall, for so long as it acts as master servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply


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with the requirements from time to time of Fannie Mae or Freddie Mac for persons performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

         SECTION 7.06 MORTGAGE LOAN SELLER AND MASTER SERVICER MAY OWN CERTIFICATES.
                           ------------------------------------------------

         Each of the Mortgage Loan Seller and the Master Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Mortgage Loan Seller or the Master Servicer, as the case may be.


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                                  ARTICLE VIII

                                     DEFAULT

         SECTION 8.01      EVENTS OF DEFAULT.
                           -----------------

         (a) "Event of Default," wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) any failure by the Master Servicer to remit to the Trustee any payment other than a Monthly Advance required to be made by the Master Servicer under the terms of this Agreement, which failure shall continue unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Seller or to the Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Interests evidenced by the Certificates; or

                  (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement (except as set forth in (iii) below) which failure (A) materially affects the rights of the Certificateholders and (B) shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Seller, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Interests evidenced by the Certificates; or

                  (iii) if a representation or warranty set forth in Section
         2.03 hereof shall prove to be materially incorrect as of the time made in any respect that materially and adversely affects interests of the Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured, or any affected Mortgage Loan shall not have been substituted for or repurchased, within 60 days (or, if such breach is not capable of being cured within 60 days and is not subject to the remedies set forth in Section 2.04 and provided that the Master Servicer believes in good faith that such breach can be cured and is diligently pursuing the cure thereof, within 120 days) after the date on which written notice thereof shall have been given to the Master Servicer and Mortgage Loan Seller by the Trustee for the benefit of the Certificateholders or by the Seller; or

                  (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered


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



         against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (v) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

                  (vi) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vii) either Rating Agency shall lower or withdraw the outstanding rating of the Certificates because the existing or prospective financial condition or mortgage loan servicing capability of the Master Servicer is insufficient to maintain such outstanding rating; or

                  (viii) any failure of the Master Servicer to make any Monthly Advance in the manner and at the time required to be made from its own funds pursuant to this Agreement and after receipt of notice from the Trustee pursuant to Section 5.04, which failure continues unremedied after the close of business on the Business Day immediately following the Distribution Date.

         (b) If an Event of Default due to the actions or inaction of the Master Servicer described in clauses (i) through (vii) of Section 8.01(a) shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall, if so directed by the Holders of Certificates evidencing not less than 25% of the Voting Interests evidenced by the Certificates, by notice in writing to the Master Servicer (with a copy to the Rating Agencies), terminate all of the rights and obligations of the Master Servicer under this Agreement (other than rights to reimbursement for Monthly Advances or other advances previously made, as provided in Section 3.09 or 4.01).

         (c) If an Event of Default described in clause (viii) shall occur, the Trustee shall, prior to the next Distribution Date, terminate the rights and obligations of the Master Servicer hereunder (other than rights to reimbursement for Monthly Advances or other advances previously made, as provided in Section
3.09 or 4.01) and succeed to the rights and obligations of the Master Servicer hereunder pursuant to Section 8.02, including the obligation to make Monthly Advances on such Distribution Date pursuant to the terms hereof.

         SECTION 8.02      TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.
                           ----------------------------------------

         (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to Section 7.04 hereof, subject to the provisions of Section 3.06 hereof, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and with respect to the transactions set forth or provided


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



for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof, provided that neither the Trustee nor any other successor to the Master Servicer pursuant to this Section 8.02 shall be deemed to have made any representation or warranty made by the Master Servicer, shall be obligated to effect any repurchase or substitute of any Mortgage Loan, or shall have any responsibility for an act or omission of any predecessor Master Servicer. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the related Custodial Account if the Master Servicer had continued to act hereunder (except that the terminated Master Servicer shall retain the right to be reimbursed for advances (including, without limitation, Monthly Advances) theretofore made by the Master Servicer with respect to which it would be entitled to be reimbursed if it had not been so terminated as Master Servicer).

         Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with this Section 8.02, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely affect the then current rating of the Certificates, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall act in such capacity as provided herein. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) The Master Servicer that has been terminated shall, at the request of the Trustee but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Sub-Servicing Agreement to the assuming party.

         (c) The Master Servicer shall cooperate with the Trustee and any successor Master Servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Custodial Account or thereafter received with respect to the Mortgage Loans and the Master Servicer Mortgage Files.

         (d) Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of the Master Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, (ii) cooperate as required by this Agreement, or (iii) deliver the Master Servicer Mortgage Files to the Trustee as required by this Agreement, or (b) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.



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         (e) Any successor to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section
7.05 hereof. No termination of the Master Servicer shall have any affect on the obligations of the Mortgage Loan Seller hereunder.

         SECTION 8.03      NOTIFICATION TO CERTIFICATEHOLDERS.
                           ----------------------------------

         (a) Upon any termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

         (b) Within 2 Business Days after its notice of the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders and the Rating Agencies notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         SECTION 8.04      WAIVER OF EVENTS OF DEFAULT.
                           ---------------------------

         The Holders representing at least 66-2/3% of the Voting Interests of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default, provided, however, that (a) a default or Event of Default under clause (i) or (viii) of Section 8.01(a) may be waived only by Holders of Certificates of 100% of the Class affected by such default or Event of Default and (b) no waiver pursuant to this Section 8.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or
(iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Interests of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.


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




                                   ARTICLE IX

                             CONCERNING THE TRUSTEE

         SECTION 9.01      DUTIES OF TRUSTEE.
                           -----------------

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured and not waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee.

         (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

                  (i) prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent or acted in bad faith or with willful misfeasance;

                  (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Interests allocated to each Class


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



         of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                  (iv) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Except with respect to an Event of Default described in clause (i) of Section 8.01(a), the Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from the Master Servicer, the Seller or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

         (e) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Master Servicer, upon receipt, any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

         SECTION 9.02      CERTAIN MATTERS AFFECTING THE TRUSTEE.
                           -------------------------------------

         (a) Except as otherwise provided in Section 9.01:

                  (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of Servicing Officers, auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) the Trustee may consult with counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant


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



         to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Interests allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid by the Master Servicer in the event that such investigation relates to an Event of Default by the Master Servicer, if an Event of Default by the Master Servicer shall have occurred and is continuing, and otherwise by the Certificateholders requesting the investigation;

                  (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through affiliates, agents or attorneys;

                  (vii) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it; and

                  (viii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement.

         (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.



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         SECTION 9.03      TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE
                           LOANS.
                           -----------------------------------------------

         The recitals contained herein shall be taken as the statements of the Seller or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Seller, the Mortgage Loan Seller or the Master Servicer of any funds paid to the Seller, the Mortgage Loan Seller or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Seller, the Mortgage Loan Seller or the Master Servicer.

         SECTION 9.04      TRUSTEE MAY OWN CERTIFICATES.
                           ----------------------------

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the other parties with the same rights as it would have if it were not the Trustee.

         SECTION 9.05      TRUSTEE'S COMPENSATION AND EXPENSES.
                           -----------------------------------

         (a) As compensation for its services hereunder, the Trustee shall be entitled to the Trustee Fee and reimbursement of its expenses in accordance with a separate fee letter.

         (b) The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (i) incurred in connection with any legal action relating to this Agreement or the Certificates, or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder and (ii) resulting from the exercise of any power of attorney granted by the Trustee to the Master Servicer in accordance with this Agreement. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.

         SECTION 9.06      ELIGIBILITY REQUIREMENTS FOR TRUSTEE.
                           ------------------------------------

         The Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Seller and the Master Servicer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section
9.07 hereof.



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



         SECTION 9.07      RESIGNATION AND REMOVAL OF TRUSTEE.
                           ----------------------------------

         (a) The Trustee may at any time resign and be discharged from the trusts hereby created by (i) giving written notice of resignation to the Seller, the Mortgage Loan Seller and the Master Servicer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and (ii) acceptance by a successor trustee in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Master Servicer, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, (iv) the continued use of the Trustee would result in a downgrading of the rating by the Rating Agencies of any Class of Certificates with a rating or (v) the Trustee breaches any of its obligations or representations hereunder, then the Seller, with the consent of the Master Servicer, may remove the Trustee and, with the consent of the Master Servicer, appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Interests evidenced by the Certificates. Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Master Servicer.

         (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

         SECTION 9.08      SUCCESSOR TRUSTEE.
                           -----------------

         (a) If the Trustee resigns pursuant to Section 9.07, the Seller, with the consent of the Master Servicer, shall appoint a successor trustee that satisfies the requirements of Section 9.06. Any successor trustee appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Seller and the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Seller and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required


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



for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

         (b) No successor trustee shall accept appointment as provided in this
Section 9.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 hereof and shall not adversely affect the then current rating of the Certificates.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section 9.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Seller.

         SECTION 9.09      MERGER OR CONSOLIDATION OF TRUSTEE.
                           ----------------------------------

         Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 9.10      APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.
                           ---------------------------------------------

         (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or


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



         performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Seller.

         (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         (e) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

         (f) The Master Servicer shall pay what it determines in its sole discretion to be the reasonable compensation of any co-trustee required to be appointed hereunder, provided that any such expenditure shall be a reimbursable expense of the Master Servicer from funds on deposit in the Custodial Account pursuant to Section 3.09(a)(vii).



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



         SECTION 9.11      OFFICE OF THE TRUSTEE.
                           ---------------------

         The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

         SECTION 9.12      TAX RETURNS, 1934 ACT REPORTING, OTHER DATA.
                           -------------------------------------------

         (a) The Trustee shall prepare or cause to be prepared on behalf of the Trust Fund, based upon the information furnished by the Master Servicer or calculated by the Trustee in accordance with this Agreement pursuant to instructions given by the Seller, and shall file federal tax returns and appropriate state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund and shall forward copies to the Seller of all such returns and Form 1099 information and such other information within the control of the Trustee as the Seller may reasonably request in writing, and shall forward to each Certificateholder such forms and furnish such information within the control of the Trustee as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and disseminate to Certificateholders Form 1099s (or otherwise furnish information within the control of the Trustee) to the extent required by applicable law.

         (b) The Trustee shall prepare and file with the Internal Revenue Service ("IRS"), on behalf of the Trust Fund, an application on IRS Form SS-4.

         (c) Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. The Trustee shall, in accordance with industry standards and only when instructed by the Seller, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to March 31 of each calendar year commencing March 31, 2001, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Seller hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Seller. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Seller of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Seller agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission. The Trustee shall have no responsibility to file any items other than those specified in this Section 9.12(c); provided, however, the Trustee will cooperate with the Seller in connection with any additional filings with respect to the Trust Fund as the Seller deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Copies of all reports filed by the Trustee under the Exchange Act shall be sent to: the Seller c/o Bear, Stearns & Co. Inc.,
Attn: Managing Director-Analysis and Control, One Metrotech Center North, Brooklyn, New York 11202-3859. Fees and expenses incurred by the Trustee in connection with this Section 9.12(c) shall not be reimbursable from the Trust Fund.



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



         (d) The Trustee will provide all information to Bloomberg that is necessary to have the information regarding the Certificates and the transaction posted on Bloomberg and the Trustee will provide Bloomberg with all necessary information (including information regarding the Mortgage Loans) for Bloomberg to update information necessary regarding the Certificates and the transaction on Bloomberg.

                                    ARTICLE X

                                   TERMINATION

         SECTION 10.01 TERMINATION UPON LIQUIDATION OR REPURCHASE OF ALL MORTGAGE LOANS.
                           -------------------------------------------------

         (a) The obligations and responsibilities of the Master Servicer, the Mortgage Loan Seller, the Seller and the Trustee created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of:

                  (i) the repurchase by the Master Servicer at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which repurchase right the Master Servicer may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date being herein referred to as the "Optional Termination Date") following the Distribution Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of the repurchase is less than or equal to 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date; and

                  (ii) the later of (A) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (B) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (C) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

In no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement. Any termination of the Trust Fund pursuant to clause (i) above shall be carried out in such a manner so that the termination of the REMIC included therein shall qualify as a "qualified liquidation" under the REMIC Provisions.

         (b) The Mortgage Loan Repurchase Price for any such Optional Termination of the Trust Fund shall be equal to the Aggregate Loan Balance of the Mortgage Loans as of the date of repurchase, together with accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Net Mortgage Rate with respect to each Mortgage Loan through the last day of the month of such repurchase, plus any sums on account of such Mortgage Loan that have been advanced by the Master Servicer and are reimbursable to the Master Servicer hereunder (including the Scheduled Principal Balance of each Mortgage Loan that was secured by any REO Property); provided, however, that if the Master Servicer shall so choose, the Master Servicer may remit the Mortgage Loan Repurchase Price net of advances that would otherwise be reimbursable to the Master Servicer and the Master Servicer will have no further entitlement to reimbursement for such advances. The Trustee shall give notice to the Rating

Agencies of the Master Servicer's election to purchase the Mortgage Loans pursuant to this Section 10.01 and of the Optional Termination Date.

         SECTION 10.02     PROCEDURE UPON OPTIONAL OR OTHER FINAL TERMINATION.
                           --------------------------------------------------

         (a) In case of any Optional Termination pursuant to Section 10.01, the Master Servicer shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders pursuant to Section 10.02(c), notify the Trustee of such Optional Termination Date and of the Mortgage Loan Repurchase Price.

         (b) Any repurchase of the Mortgage Loans by the Master Servicer shall be made on an Optional Termination Date by deposit of the Mortgage Loan Repurchase Price into the Certificate Account before the Distribution Date on which such repurchase is effected. Upon receipt by the Trustee of an Officers' Certificate of the Master Servicer certifying as to the deposit of such repurchase price into the Certificate Account, the Master Servicer shall prepare and the Trustee and each co-trustee and separate trustee, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Master Servicer execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be necessary, to vest title in the Master Servicer in the Mortgage Loans so repurchased and shall transfer or deliver to the Master Servicer the repurchased Mortgage Loans. Any distributions on the Mortgage Loans received by the Trustee subsequent to (or with respect to any period subsequent to) the Optional Termination Date shall be promptly remitted by it to the Master Servicer.

         (c) Notice of the Distribution Date on which the Master Servicer anticipates that the final distribution shall be made (whether upon Optional Termination or otherwise), shall be given promptly by the Master Servicer to the Trustee and by the Trustee by first class mail to Holders of the affected Certificates. Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the Optional Termination Date or date of final distribution, as the case may be. Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated, (ii) the amount of such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

         (d) In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund. If, after such actions have been taken, such Certificates have not been surrendered for cancellation, the Trustee shall pay over all such remaining funds to the Seller.

         SECTION 10.03     ADDITIONAL TERMINATION REQUIREMENTS.
                           -----------------------------------

         (a) In the event the Master Servicer exercises its purchase option pursuant to Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of the Trust Fund, as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) within 90 days prior to the final Distribution Date set forth in the notice given by the Master Servicer under Section 10.02, the Trustee shall adopt a plan of complete liquidation of the Trust Fund and specify the first day of the applicable 90-day liquidation period in a statement attached to the Trust Fund's final tax return pursuant to Treasury Regulations Section 1.860F-1, and satisfy (or cause to be satisfied) all of the requirements of a qualified liquidation under the REMIC Provisions; and

                  (ii) at or after the time of adoption of any such plan of complete liquidation for the Trust Fund at or prior to the Final Distribution Date, the Trustee shall sell all of the assets (if any) of the Trust Fund to the Master Servicer for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

         (b) By its acceptance of a Class R Certificate, the Holders thereof hereby agree to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the Trust Fund.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.01     AMENDMENT.
                           ---------

         (a) This Agreement may be amended from time to time by the Seller, the Master Servicer, the Mortgage Loan Seller and the Trustee without the consent of any of the Certificateholders,

                  (i) to cure any ambiguity,

                  (ii) to correct or supplement any provisions herein that may be inconsistent with any other provisions herein or that may be inconsistent with information provided in the Offering Documents,

                  (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect the status of the Trust Fund as a REMIC or adversely affect in any material respect the interests of any Certificateholder,

                  (iv) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or adversely affect the status of the Trust Fund as a REMIC as evidenced by an Opinion of Counsel or written confirmation received by each Rating Agency then rating the Certificates that such amendment to this Agreement will not result in a downgrade of the current rating then assigned to any Class of Certificates affected by such amendment, or

                  (v) To add appropriate restrictions and legends to any of the Class A, Class M-1, Class M-2 or Class M-3 Certificates that are no longer registered under the 1933 Act.

         (b) This Agreement may be amended from time to time by the Seller, the Master Servicer, the Mortgage Loan Seller and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Interests of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to

Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Interests of such Class, (iii) reduce the aforesaid percentages of Voting Interests, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Scheduled Principal Balance of the Mortgage Loans specified in Section 10.01(a) relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of this Section 11.01 without the consent of 100% of the Holders of Certificates, or (vi) terminate this Agreement or the Trust Fund created hereunder other than as provided in Article X hereof without the consent of 100% of the Holders of Certificates.

         It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (c) Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agencies.

         (d) Prior to the execution of any amendment to this Agreement, the Trustee shall receive an Opinion of Counsel that any such amendment is authorized by and permitted hereunder and that it will not adversely affect the status of the Trust Fund as a REMIC.

         SECTION 11.02     RECORDATION OF AGREEMENT; COUNTERPARTS.
                           --------------------------------------

         (a) This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere.
Such recordation, if any, shall be effected by the Master Servicer at its expense on direction of the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders of the Trust Fund.

         (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 11.03     GOVERNING LAW.
                           -------------

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.04     INTENTION OF PARTIES.
                           --------------------

         (a) It is the express intent of the Seller, the Mortgage Loan Seller, the Master Servicer and the Trustee that the conveyance by the Mortgage Loan Seller to the Seller pursuant to the Mortgage Loan Purchase Agreement and the conveyance by the Seller to the Trustee and by the Mortgage Loan Seller to the Trustee as provided for in Section 2.01 of each of the Mortgage Loan Seller's and Seller's right, title and interest in and to the Mortgage Loans be, and be construed as, an absolute sale and assignment by the Mortgage Loan Seller to the Seller and by the Seller to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that either conveyance be deemed to be a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Seller or by the Seller to the Trustee to secure a debt or other obligation. However, in the event that the Mortgage Loans are held to be property of the Mortgage Loan Seller or the Seller, or if for any reason the Mortgage Loan Purchase Agreement or this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in Section
2.01 shall be deemed to be a grant by the Mortgage Loan Seller and the Seller to the Trustee on behalf of the Certificateholders, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Mortgage Loan Seller's and the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Trustee Mortgage Files, and all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of the Trust Fund, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Trustee Mortgage Files, and including any Replacement Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) the Certificate Account; (D) the Custodial Account; (E) all amounts payable on or after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (F) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; and (G) all cash and non-cash proceeds of any of the foregoing; (iii) the possession or control by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be possession or control by the secured party, or possession or control by a purchaser, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 or 9-115 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting such security interest under applicable law. "Secured Obligations" means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement, (ii) all other obligations of the Mortgage Loan Seller and the Seller under this Agreement and the Mortgage Loan Purchase Agreement and (iii) the right of the Certificateholders to the Mortgage Loans.

         (b) The Mortgage Loan Seller and the Seller, and, at the Seller's direction, the Master Servicer and the Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other Trust Fund property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable. The Master Servicer shall file, at its expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation (i) continuation statements, (ii) such other statements as may be occasioned by any transfer of any interest of the Master Servicer or the Seller in any Mortgage Loan; and filings necessary as a result in any change in the UCC.

         SECTION 11.05     NOTICES.
                           -------

         In addition to other notices provided under this Agreement, the Trustee shall notify the Rating Agencies in writing of: (a) any amendment of this Agreement pursuant to 11.01; (b) the final payment of any amounts owing to a Class of Certificates; (c) any Event of Default of which a Responsible Officer has actual knowledge under this Agreement; and (d) in the event any Mortgage Loan is repurchased in accordance with this Agreement; and (e) the appointment of any successor to the Master Servicer.

         All directions, demands and notices hereunder shall be in writing (except where also required to be given telephonically) and shall be deemed to have been duly given when received (i) in the case of the Seller, Structured Asset Mortgage Investments Inc., 245 Park Avenue, New York, New York 10167,
Attention: Legal Department; (ii) in the case of the Trustee, Bankers Trust Company of California, N.A., 1761 East St. Andrew Place, Santa Ana, California 94111, Attention: Corporate Trust Services or such other address as may hereafter be furnished to the Seller, the Mortgage Loan Seller and the Master Servicer in writing by the Trustee; (iii) in the case of the Mortgage Loan Seller or Master Servicer, Washington Mutual Bank, FA, 540 E. Main Street, Stockton, California 95290, Attention: Jess G. Almanza and to 9451 Corbin Avenue, Northridge, California 91324, Attention: Gabriel V. Barroso (with a copy to 9200 Oakdale Avenue, Chatsworth, California 91311, Attention: Fay L. Chapman, Senior Executive Vice President); and (iv) in the case of the Rating Agencies, Moody's Investors Service, 99 Church Street, New York, New York 10007,
Attention: Mortgage-Backed Securities Rating Group; Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgages; and Standard & Poor's Rating Services, 55 Water Street, New York, New York,
Attention: Residential Mortgages. Notices given by telecopy shall be deemed received when request is confirmed by telephone. Notices of default are also required to be given by registered mail. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

         SECTION 11.06     SEVERABILITY OF PROVISIONS.
                           --------------------------

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 11.07     LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.
                           ------------------------------------------

         (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as provided herein, and unless the Holders of Certificates evidencing not less than 25% of the Voting Interests evidenced by the Certificates shall also have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 11.08     CERTIFICATES NONASSESSABLE AND FULLY PAID.
                           -----------------------------------------

         It is the intention of the Seller that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

         IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the 21st day of December, 2000.

                                        STRUCTURED ASSET MORTGAGE
                                        INVESTMENTS INC.,
                                        as Seller

                                        By:   /s/ Sara Bonesteel
                                              ----------------------------------
                                        Name:     Sara Bonesteel
                                        Title:    Vice President


                                        WASHINGTON MUTUAL BANK, FA,
                                        as Mortgage Loan Seller and Master
                                        Servicer

                                        By:   /s/ Marangal I. Domingo
                                              ---------------------------------
                                        Name:     Marangal I. Domingo
                                        Title:    Senior Vice President


                                        BANKERS TRUST COMPANY OF
                                        CALIFORNIA, N.A.,
                                        not in its individual capacity, but
                                        solely as Trustee

                                        By:   /s/ Barbara Campbell
                                              ----------------------------------
                                        Name:     Barbara Campbell
                                        Title:    Assistant Secretary

STATE OF CALIFORNIA      )
                         :  ss.:
COUNTY OF                )

         On this _____ day of December, 2000, before me, personally appeared __________________________, known to me to be a _____________________________ of
Bankers Trust Company of California, N.A., that executed the within instrument, and also known to me to be the person who executed it on behalf of said bank, and acknowledged to me that such bank executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             -----------------------------------
                                             Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK     )
                      :  ss.:
COUNTY OF NEW YORK    )

         On this _____ day of December, 2000, before me, personally appeared __________________________, known to me to be a _____________________________ of
Structured Asset Mortgage Investments, Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             -----------------------------------
                                             Notary Public

[NOTARIAL SEAL]

STATE OF WASHINGTON    )
                       :  ss.:
COUNTY OF              )

         On the ____ day of December, 2000, before me, a Notary Public in and for said State, personally appeared _____________________________, known to me to be a the _________________ of Washington Mutual Bank, FA, the federally chartered savings association, that executed the within instrument and also known to me to be the person who executed it on behalf of said bank, and acknowledged to me that such bank executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             -----------------------------------
                                             Notary Public

[NOTARIAL SEAL]

<PAGE

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. __                  Variable Pass-Through Rate

Class A Senior                      Percentage Interest: ___%

Date of Pooling and Servicing       Aggregate Initial Current Principal Amount
Agreement and Cut-off Date:         of this Certificate as of the Cut-off Date:
December 1, 2000                    $______________

First Distribution Date:            Initial Current Principal Amount of this
January 25, 2001                    Certificate as of the Cut-off Date:
                                    $____________

Master Servicer:
Washington Mutual Bank, FA

Assumed Final Distribution Date:    CUSIP __________
December 25, 2040


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2000-3

         evidencing a percentage interest in the distributions allocable to the Class A Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that ________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Current Principal Amount of this Certificate by the aggregate Initial Current Principal Amount of all Class A Certificates, both as specified above) in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of conventional first lien, adjustable rate mortgages loans secured by one- to four- family residences, units in planned unit developments and individual condominium units (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). The Mortgage Loans were sold by Washington Mutual Bank, FA (in such capacity, the "Mortgage Loan Seller") to SAMI. Washington Mutual Bank, FA will act as master servicer of the Mortgage Loans (in such capacity, the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), between SAMI, as seller (the "Seller"), the Master Servicer, the Mortgage Loan Seller and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above.
The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in eight Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Mortgage Loan Seller and the Master Servicer and the rights of the Certificateholders under the Agreement from time to time by the Seller, the Mortgage Loan Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing Voting Interests aggregating not less than 66-2/3% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Voting Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate scheduled principal balance of the

Mortgage Loans is less than the percentage of the aggregate Scheduled Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: December __, 2000       BANKERS TRUST COMPANY OF
                               CALIFORNIA, N.A.
                               Not in its individual capacity but solely as Trustee


                               By:__________________________________________
                                        Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                               BANKERS TRUST COMPANY OF
                               CALIFORNIA, N.A.
                               Authorized signatory of Bankers Trust Company of California, N.A., not in its individual capacity but solely as Trustee



                               By:________________________________________
                                        Authorized Signatory

                                   ASSIGNMENT
                                   ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________

________________________________________________________________________________

________________________________________________________________________________



Dated:                              ____________________________________________
                                    Signature by or on behalf of assignor




                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to ________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.




                                      A-3-1

                                    EXHIBIT B

                   FORM OF CLASS M-1, M-2 AND M-3 CERTIFICATE

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. __               Variable Pass-Through Rate

Class M-__                       Percentage Interest: ___%

Date of Pooling and Servicing    Aggregate Initial Current Principal of this
Agreement and Cut-off Date:      Certificate as of the Cut-off Date: $__________
December 1, 2000

First Distribution Date:         Initial Current Principal Amount of this
January 25, 2001                 Certificate as of the Cut-off Date:
                                 $____________

Master Servicer:
Washington Mutual Bank, FA

Assumed Final Distribution Date: CUSIP ___________
December 25, 2040


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2000-3

         evidencing a percentage interest in the distributions allocable to the Class M-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that ________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Current Principal Amount of this Certificate by the aggregate Initial Current Principal Amount of all Class M-__ Certificates, both as specified above) in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of conventional first lien, adjustable rate mortgages loans secured by one- to four- family residences, units in planned unit developments and individual condominium units (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). The Mortgage Loans were sold by Washington Mutual Bank, FA (in such capacity, the "Mortgage Loan Seller") to SAMI. Washington Mutual Bank, FA will act as master servicer of the Mortgage Loans (in such capacity, the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), between SAMI, as seller (the "Seller"), the Master Servicer, the Mortgage Loan Seller and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above.
The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in eight Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Mortgage Loan Seller and the Master Servicer and the rights of the Certificateholders under the Agreement from time to time by the Seller, the Mortgage Loan Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing Voting Interests aggregating not less than 66-2/3% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Voting Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate scheduled principal balance of the

Mortgage Loans is less than the percentage of the aggregate Scheduled Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: December __, 2000            BANKERS TRUST COMPANY OF CALIFORNIA,
                                    N.A.
                                    Not in its individual capacity but solely as Trustee


                                    By:_________________________________________
                                             Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                                   BANKERS TRUST COMPANY OF
                                   CALIFORNIA,
                                   N.A.
                                   Authorized signatory of Bankers Trust Company of California, N.A., not in its individual capacity but solely as Trustee



                                   By:________________________________________
                                            Authorized Signatory

                                   ASSIGNMENT
                                   ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________

________________________________________________________________________________

________________________________________________________________________________



Dated:                              ____________________________________________
                                    Signature by or on behalf of assignor




                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to ________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.

                                    EXHIBIT C

                   FORM OF CLASS B-1, B-2 AND B-3 CERTIFICATE

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY
(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND
(B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

                  THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER

RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY OBLIGATIONS ON THE PART OF THE SELLER, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF AN INSTITUTIONAL ACCREDITED INVESTOR.

Certificate No. __                 Variable Pass-Through Rate

Class B-__                         Percentage Interest: ___%

Date of Pooling and Servicing      Aggregate Initial Current Principal of this
Agreement and Cut-off Date:        Certificate as of the Cut-off Date:
December 1, 2000                   $___________

First Distribution Date:           Initial Current Principal Amount of this
January 25, 2001                   Certificate as of the Cut-off Date:
                                   $______________

Master Servicer:
Washington Mutual Bank, FA

Assumed Final Distribution Date:   CUSIP _________
December 25, 2040


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2000-3

         evidencing a percentage interest in the distributions allocable to the Class B-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that ________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Current Principal Amount of this Certificate by the aggregate Initial Current Principal Amount of all Class B-__ Certificates, both as specified above) in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of conventional first lien, adjustable rate mortgages loans secured by one- to four- family residences, units in planned unit developments and individual condominium units (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). The Mortgage Loans were sold by Washington Mutual Bank, FA (in such capacity, the "Mortgage Loan Seller") to SAMI. Washington Mutual Bank, FA will act as master servicer of the Mortgage Loans (in such capacity, the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), between SAMI, as seller (the "Seller"), the Master Servicer, the Mortgage Loan Seller and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above.
The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

                  This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the proposed transfer and/or holding of a Certificate and the servicing, management and/or operation of the trust and its assets: (i) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (ii) will not give rise to any additional fiduciary obligations on the part of the Seller, the Master Servicer or the Trustee, which will be evidenced by a representation or an Opinion of Counsel to such effect by or on behalf of an Institutional Accredited Investor.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in eight Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Mortgage Loan Seller and the Master Servicer and the rights of the Certificateholders under the Agreement from time to time by the Seller, the Mortgage Loan Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing Voting Interests aggregating not less than 66-2/3% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Voting Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate scheduled principal balance of the Mortgage Loans is less than the percentage of the aggregate Scheduled Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: December __, 2000            BANKERS TRUST COMPANY OF CALIFORNIA,
                                    N.A.
                                    Not in its individual capacity but solely as Trustee


                                    By:_________________________________________
                                             Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.

                                   BANKERS TRUST COMPANY OF
                                   CALIFORNIA,
                                   N.A.
                                   Authorized signatory of Bankers Trust Company of California, N.A., not in its individual capacity but solely as Trustee



                                   By:________________________________________
                                            Authorized Signatory

                                   ASSIGNMENT
                                   ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________

________________________________________________________________________________

________________________________________________________________________________



Dated:                              ____________________________________________
                                    Signature by or on behalf of assignor




                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to ________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

                  THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON, A PUBLICLY TRADED PARTNERSHIP OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY OBLIGATIONS ON THE PART OF THE SELLER, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF AN INSTITUTIONAL ACCREDITED INVESTOR.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL

CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. __                Variable Pass-Through Rate

Class R Senior                    Percentage Interest: ___%

Date of Pooling and Servicing     Aggregate Initial Current Principal Amount of
Agreement and Cut-off Date:       this Certificate as of the Cut-off Date:
December 1, 2000                  $______

First Distribution Date:          Initial Current Principal Amount of this
January 25, 2001                  Certificate as of the Cut-off Date: $_____

Master Servicer:
Washington Mutual Bank, FA

Assumed Final Distribution Date:  CUSIP ___________
December 25, 2040




                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2000-3

         evidencing a percentage interest in the distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that ________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Current Principal Amount of this Certificate by the aggregate Initial Current Principal Amount of all Class R Certificates, both as specified above) in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of conventional first lien, adjustable rate mortgages loans secured by one- to four- family residences, units in planned unit developments and individual condominium units (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). The Mortgage Loans were sold by Washington Mutual Bank, FA (in such capacity, the "Mortgage Loan Seller") to SAMI. Washington Mutual Bank, FA will act as master servicer of the Mortgage Loans (in such capacity, the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), between SAMI, as seller (the "Seller"), the Master Servicer, the Mortgage Loan Seller and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

                  Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Seller will have the right, in its sole discretion and without notice to the Holder of this

Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Seller, or any affiliate of the Seller, on such terms and conditions as the Seller may choose.

                  This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the proposed transfer and/or holding of a Certificate and the servicing, management and/or operation of the trust and its assets: (i) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (ii) will not give rise to any additional fiduciary obligations on the part of the Seller, the Master Servicer or the Trustee, which will be evidenced by a representation or an Opinion of Counsel to such effect by or on behalf of an Institutional Accredited Investor.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in eight Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Mortgage Loan Seller and the Master Servicer and the rights of the Certificateholders under the Agreement from time to time by the Seller, the Mortgage Loan Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing Voting Interests aggregating not less than 66-2/3% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Voting Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate scheduled principal balance of the Mortgage Loans is less than the percentage of the aggregate Scheduled Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: December __, 2000            BANKERS TRUST COMPANY OF CALIFORNIA,
                                    N.A.
                                    Not in its individual capacity but solely as Trustee


                                    By:_________________________________________
                                             Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                   BANKERS TRUST COMPANY OF
                                   CALIFORNIA,
                                   N.A.
                                   Authorized signatory of Bankers Trust Company of California, N.A., not in its individual capacity but solely as Trustee



                                   By:________________________________________
                                            Authorized Signatory

                                   ASSIGNMENT
                                   ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________

________________________________________________________________________________

________________________________________________________________________________



Dated:                              ____________________________________________
                                    Signature by or on behalf of assignor




                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to ________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.

                                    EXHIBIT E

                           SCHEDULE OF MORTGAGE LOANS

                                   EXHIBIT F-1

                     FORM OF INITIAL LOAN LIST CERTIFICATION


                                           December 21, 2000

Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York 10167

                  Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Washington Mutual Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-3

Ladies and Gentlemen:

         In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has received a Trustee Mortgage File with respect to each Mortgage Loan listed on the Mortgage Loan Schedule. The Trustee has made no independent examination of any documents contained in each Trustee Mortgage File beyond the review specifically mentioned above.
The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         The Trustee acknowledges receipt of notice that the Seller has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

         Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                         BANKERS TRUST COMPANY OF
                                         CALIFORNIA, N.A.,
                                         as Trustee

                                         By:________________________________
                                         Name:
                                         Title:



                                      F-1-1

                                   EXHIBIT F-2

                    FORM OF INITIAL CERTIFICATION OF TRUSTEE


                                            January __, 2001

Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York 10167

                  Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Washington Mutual Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-3

Ladies and Gentlemen:

         In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has
(a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) in accordance with Section 2.01(b) of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed on the Mortgage Loan Schedule. The Trustee has made no independent examination of any documents contained in each Trustee Mortgage File beyond the review specifically mentioned above. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         The Trustee acknowledges receipt of notice that the Seller has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

         Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                             BANKERS TRUST COMPANY OF
                                             CALIFORNIA, N.A.,
                                             as Trustee

                                             By:___________________________
                                             Name:
                                             Title:



                                      F-2-1

                                   EXHIBIT F-3

                     FORM OF FINAL CERTIFICATION OF TRUSTEE


                                                   ------------------
                                                         [date]

Washington Mutual Bank, FA
1201 Third Avenue, 5th Floor
Seattle, Washington 98101

Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York 10167

                  Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Washington Mutual Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-3

Ladies and Gentlemen:

         In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Trustee Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(v) of Section 2.01(b) of the Pooling and Servicing Agreement are in its possession or its agent, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in
Section 2.01(b) of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01(b) of the Pooling and Servicing Agreement beyond the review specifically required therein. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01(b) of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.




                                      F-3-1

         Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                            BANKERS TRUST COMPANY OF
                                            CALIFORNIA, N.A.,
                                            as Trustee

                                            By:__________________________
                                            Name:
                                            Title:



                                      F-3-2

                                    EXHIBIT G

                           FORM OF REQUEST FOR RELEASE


                                                   ------------------
                                                         [date]

To:

         In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2000, among Structured Asset Mortgage Investments Inc., as Seller, Washington Mutual Bank, FA, as mortgage loan seller and master servicer, and you, as Trustee (the "Pooling and Servicing Agreement"), the undersigned hereby requests a release of the Trustee Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

         Mortgagor's Name:

         Address:

         Loan No.:

         Reason for requesting file:

_____    1.       Mortgage Loan paid in full.
                  (The Master Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Custodial Account pursuant to the Pooling and Servicing Agreement.)

_____    2.       Mortgage Loan repurchased.
                  (The Master Servicer hereby certifies that the Purchase Price has been credited to the Custodial Account pursuant to the Pooling and Servicing Agreement.)

_____    3.       The Mortgage Loan is being foreclosed.

_____    4.       Other.  (Describe)

         The undersigned acknowledges that the above Trustee Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or repurchased (in which case the Trustee Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

         Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                          [MASTER SERVICER]

                                          By:________________________
                                          Name:
                                          Title:

                                    EXHIBIT H

                     FORM OF RULE 144A TRANSFER CERTIFICATE


                                                ------------------
                                                         [date]

Bankers Trust Company of California, N.A.
1761 East St. Andrew Place
Santa Ana, California  92705

                  Re: Pooling and Servicing Agreement relating to Washington Mutual Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-3

         Reference is hereby made to the Pooling and Servicing Agreement (the "Agreement") among Structured Asset Mortgage Investments Inc., as Seller, Bankers Trust Company of California, N.A., as Trustee and Washington Mutual Bank, FA, as Mortgage Loan Seller and Master Servicer, dated as of December 1, 2000. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         This letter relates to $___________ initial Current Principal Amount of Class ____ Certificates which are held in the form of Definitive Certificates registered in the name of _______________________ (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of _______________________ (the "Transferee").

         In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Agreement and the Certificates and (ii) Rule 144A under the 1933 Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer", which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Placement Agents and the Seller.


                                               ______________________________
                                               [Name of Transferor]

                                               By:___________________________
                                               Name:
                                               Title:

                                    EXHIBIT I

                        FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )

         The undersigned, being first duly sworn, deposes and says as follows:

         1. That he [she] is [title of officer] ________________________ of
[name of Investor] _________________________________________ (the "Investor"), a
_____________________________ [description of type of entity] duly organized and existing under the laws of the [State of _______________] [United States], on behalf of which he [she] makes this affidavit.

         2. The Investor either (x) is not an employee benefit plan subject to
Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (2) if the Investor is an insurance company, such Investor is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60; or (y) shall deliver to the Trustee and the Seller an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Seller, and upon which the Trustee, the Master Servicer and the Seller shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee, the Master Servicer or the Seller to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement (the "Agreement") among Structured Asset Mortgage Investments Inc., as Seller, Bankers Trust Company of California, N.A., as Trustee and Washington Mutual Bank, FA, as Mortgage Loan Seller and Master Servicer, dated as of December 1, 2000, which opinion of counsel shall not be an expense of the Trustee, the Master Servicer or the Seller.

         3. The Investor hereby acknowledges that under the terms of the Agreement, no transfer of a Class [B-1][B-2][B-3] Certificate shall be permitted to be made to any person unless the Seller and Trustee have received a certificate from such transferee in the form hereof.

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this _____ day of _______________, 20__.


                                                ____________________________
                                                [Investor]

                                                By:_________________________
                                                Name:
                                                Title:

ATTEST:

______________________

STATE OF                   )
                           )  ss.:
COUNTY OF                  )

         Personally appeared before me the above-named ________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

         Subscribed and sworn before me this _____ day of ___________ 20___.


                                           _____________________________
                                           NOTARY PUBLIC

                                           My commission expires the
                                           ____ day of ____________, 20__.

                                   EXHIBIT J-1

          FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF                   )
                           )  ss.:
COUNTY OF                  )

         [NAME OF OFFICER], ___________________________ being first duly sworn, deposes and says:

         1. That he [she] is [title of officer] ________________________ of
[name of Purchaser] _________________________________________ (the "Purchaser"),
a ______________________ [description of type of entity] duly organized and existing under the laws of the [State of _______________] [United States], on behalf of which he [she] makes this affidavit.

         2. That the Purchaser's Taxpayer Identification Number is
______________.

         3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of ____________________ [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), any "electing large partnership" within the meaning of
Section 775 of the Code, or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

         4. That the Purchaser is not, and on ____________________ [date of transfer] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

         5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") among Structured Asset Mortgage Investments Inc., as Seller, Bankers Trust Company of California, N.A., as Trustee and Washington Mutual Bank, FA, as Mortgage Loan Seller and Master Servicer, dated as of December 1, 2000, no transfer of a Residual Certificate shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to


                                      J-1-1

ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

         6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

         7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

         8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4, 6 or 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit I to the Agreement.

         9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

         10. That the Purchaser (i) is a U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code. "Non-U.S. Person" means any person other than (i) a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations) provided that, for purposes solely of the Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are United States Persons; (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S.
Persons prior to such date, may elect to continue to be U.S. Persons.

         11. That the Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.


                                      J-1-2

         12. That the Purchaser consents to the designation of the Trustee as its agent to act as "tax matters person" of the Trust Fund pursuant to the Agreement.

         IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its ______________________ this _____ day of ____________, 20__.


                                           ________________________________
                                           [name of Purchaser]

                                           By:_____________________________
                                           Name:
                                           Title:

         Personally appeared before me the above-named _________
________________, known or proved to me to be the same person who executed the foregoing instrument and to be the __________ _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

         Subscribed and sworn before me this _____ day of __________, 20__.

NOTARY PUBLIC


____________________

COUNTY OF_____________________

STATE OF_______________________

My commission expires the _____ day of __________, 20__.





                                      J-1-3

                                   EXHIBIT J-2

          FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

                                               ------------------
                                                      [date]

Bankers Trust Company of California, N.A.
1761 East St. Andrew Place
Santa Ana, California  92705

                  Re: Pooling and Servicing Agreement relating to Washington Mutual Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-3

         _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraphs 3, 4, 6, 7 and 10 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                       Very truly yours,

                                       By:_______________________
                                       Name:
                                       Title:



                                      J-2-1

                                    EXHIBIT K

                              FORM OF NOTE ALLONGE


                                  NOTE ALLONGE


         Pay the note affixed to this allonge to the order of _________________, without recourse.


                                      WASHINGTON MUTUAL BANK, FA*


                                      By:_______________________________
                                      Name:
                                      Title:










_____________________
o   Or, as applicable:   WASHINGTON MUTUAL BANK, FA
                         (formerly known as American Savings Bank, FA)

                         WASHINGTON MUTUAL BANK, FA
                         (successor in interest to Great Western Bank, a FSB)

                         WASHINGTON MUTUAL BANK, FA
                         (successor in interest to Home Savings of America, FSB)



                                       K-1